EXHIBIT 99.5




--------------------------------------------------------------------------------



                              --------------------
                                 $1,265,000,000
                                  ContiMortgage
                          Home Equity Loan Trust 1997-3
                                 Home Equity ABS
                              --------------------
                             Computational Materials



--------------------------------------------------------------------------------


                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions
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to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-3
--------------------------------------------------------------------------------
                             Computational Materials

Transaction Highlights(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Final
                                                                           Scheduled
Class  Class Size                     Expected Ratings      Average         Payment      Payment                         Spread to
 (2)  ($ millions) Tranche Type     (Moody's/Fitch/S&P)    Life (3,4)         Date      Window (3,4)       Day Count     Benchmark
------------------------------------------------------------------------------------------------------------------------------------
A-1     130        Fixed Sequential     Aaa/AAA/AAA     0.50 years/MAT     4/15/07   7/97-4/98 / 10 mo.    30/360
A-2     135        Fixed Sequential     Aaa/AAA/AAA     1.15 years/MAT     5/15/12   4/98-11/98 / 8 mo.    30/360
A-3     215        Fixed Sequential     Aaa/AAA/AAA     2.04 years/MAT     5/15/12   11/98-2/00 / 16 mo.   30/360
A-4      73        Fixed Sequential     Aaa/AAA/AAA     3.04 years/MAT     5/15/12   2/00-12/00 / 11 mo.   30/360
A-5      71        Fixed Sequential     Aaa/AAA/AAA     4.05 years/MAT     8/15/13   12/00-2/02 / 15 mo.   30/360
A-6      36        Fixed Sequential     Aaa/AAA/AAA     5.04 years/MAT     3/15/15   2/02-12/02 / 11 mo.   30/360
A-7      65        Fixed Sequential     Aaa/AAA/AAA     7.10 years/MAT     5/15/24   12/02-2/07 / 51 mo.   30/360
A-8      38.6      Fixed Sequential     Aaa/AAA/AAA    12.27 years/MAT     8/15/28   2/07-5/12 / 64 mo.    30/360
A-9      68        Fixed Lockout        Aaa/AAA/AAA     6.51 years/MAT     8/15/28   8/00-5/12 / 142 mo.   30/360
M-1F     54.337    Fixed Mezzanine       Aa2/AA/AA      5.85 years/MAT     8/15/28   7/00-8/10 / 122 mo.   30/360
M-2F     49.613    Fixed Mezzanine        A3/A/A-       5.62 years/MAT     8/15/28   7/00-10/08 / 100 mo.  30/360
B-1F      9.45     Fixed Subordinate    Baa3/BBB/BBB-   4.90 years/MAT     8/15/28   7/00-9/04 / 51 mo.    30/360
A-10    259.2      Floater              Aaa/AAA/AAA     2.03 years*/CALL   8/15/28   7/97-1/05 / 91* mo.   Actual/360
M-1A     25.6      Floater Mezzanine    Aa2/AA/AA       5.01 years*/CALL   8/15/28   9/00-1/05 / 53* mo.   Actual/360
M-2A     20        Floater Mezzanine      A2/A/A-       4.96 years*/CALL   8/15/28   8/00-1/05 / 54* mo.   Actual/360
B-1A     15.2      Floater Subordinate  Baa3/BBB/BBB-   4.81 years*/CALL   8/15/28   7/00-1/05 / 55* mo.   Actual/360
A-11IO    --       Interest Only        Aaa/AAA/AAA                    Morgan Stanley Sole Managed
------------------------------------------------------------------------------------------------------------------------------------
Total    $1.265          --                  --                --             --             --                --            --
------------------------------------------------------------------------------------------------------------------------------------

(1) The information presented is based on a representative cut-off pool as of the 5/9/97 statistical calculation date.
(2) Class A-1 through A-9, M-1F, M-2F, and B-1F are backed by the fixed rate loan pool; Classes A-10, M-1A, M-2A, and B-1A are backed by the ARM loan pool.
(3)   See "Pricing Prepayment Speed" below.
(4) Fixed Rate tranches are priced to maturity; Adjustable Rate tranches are priced to call. The spread to LIBOR of the AAA ARM certificates doubles after the clean-up call date and the spread to LIBOR of the subordinate ARM certificates increases 1.5 times after the clean-up call date.
* To call

Seller and Servicer:         ContiMortgage Corporation
Trustee:                     Manufacturers and Traders Trust Company
Managers:                    MORGAN STANLEY DEAN WITTER (lead manager), ContiFinancial Services Corporation, Bear
                             Stearns, Credit Suisse First Boston, Greenwich Capital Markets, Lehman Brothers, Merrill Lynch
                             (co-managers)
Fixed Rate Certificate       All classes are priced at 125% of the prepayment assumption ("PPM").  100% PPM describes
Pricing Prepayment Speed:    prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.
Adjustable Rate Certificate
Pricing Prepayment Speed:    Constant 30% CPR.
Expected Pricing Date:       June 4-5, 1997.
Expected Settlement:         June 12, 1997 through DTC, Euroclear or CEDEL.
Distribution Dates:          The 15th of each month, beginning July 15, 1997.
Optional Call:               10% Clean-up call (10% of original aggregate loan balances).
Net Available Funds Cap:     The adjustable rate certificates will be subject to an available funds cap equal to the weighted average coupon rate of the adjustable rate home equity loans less [1.01%] per annum (comprised of a
                             0.50% servicing fee, 0.01% trustee fee and a 0.50% carve out).
Tax Status:                  REMIC
ERISA Eligibility:           The Class A certificates are ERISA eligible.
SMMEA Eligibility:           Classes A-10 and M-1A are SMMEA eligible.

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
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


                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-3
--------------------------------------------------------------------------------
                             Computational Materials


Credit Enhancement for Fixed Rate Certificates
o    Class A1-A9 Credit Enhancement:
     1. Excess cash
     2. Overcollateralization initially building up to 1.0% of the original loan amount;
     3. Subordination of Class M-1F, M-2F, and B-1F certificates, totaling 12.0% of the original loan amount.

o    Class M-1F, M-2F, and B-1F Credit Enhancement:
     1. Excess cash
     2. Class M-1F is further enhanced by 6.25% in subordinate certificates and O/C building up to 1.0%;
     3. Class M-2F is further enhanced by 1.00% in subordinate certificates and O/C building up to 1.0%; 4. Class B-1F is enhanced by O/C building up to 1.0%.

Credit Enhancement for Floating Rate Certificates
o    Class A-10 Credit Enhancement:
     1. Excess cash
     2. Overcollateralization initially building up to 1.0% of the original loan amount;
     3. Subordination of Class M-1A, M-2A, and B-1A certificates, totaling 19.0% of the original loan amount.

o    Class M-1A, M-2A, and B-1A Credit Enhancement:
     1. Excess cash
     2. Class M-1A is further enhanced by 11.00% in subordinate certificates and O/C building up to 1.0%;
     3. Class M-2A is further enhanced by 4.75% in subordinate certificates and O/C building up to 1.0%;
     4. Class B-1A is enhanced by O/C initially building up to 1.0%.

Overcollateralization
     1. Before the stepdown date, overcollateralization initially builds to 1.0% of the original loan amount for both loan groups (subject to performance triggers);
     2. On and after the step-down date to 2.0% of the outstanding loan balance for the fixed rate group and 2.5% of the outstanding loan balance for the adjustable rate group (subject to performance triggers);
     3. Step down overcollateralization amount subject to floors of 0.50% of the original loan amount for both loan groups (subject to performance triggers).

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
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


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-3
--------------------------------------------------------------------------------
                             Computational Materials

Interest Cashflow Priority
o Interest Collections (net of Servicing) will be allocated in the following priority:

         Fixed Rate Cashflows

         1. Trustee fee

         2. Senior bonds (Class A-1 through A-9 + A-11IO) current interest plus unpaid interest shortfalls

         3. M-1F current interest

         4. M-2F current interest

         5. B-1F current interest

         6. Build overcollateralization to the target level

         7. Unpaid interest shortfalls and reimbursements of principal writedowns on mezzanine and subordinate bonds

         8. To the other loan group in the order of items 6 and 7, if necessary

         Floating Rate Cashflows

         1. Trustee Fee

         2. Senior bond (Class A-10) current interest plus unpaid interest shortfalls

         3. M-1A current interest

         4. M-2A current interest

         5. B-1A current interest

         6. Build overcollateralization to the target level

         7. Unpaid interest shortfalls and reimbursements of principal writedowns on mezzanine and subordinate bonds

         8. To the other loan group in the order of items 6 and 7, if necessary

Principal Cashflow Priority

o Collections of Principal before the stepdown date (July 2000), or during a trigger event, will be allocated in the following priority:

         Fixed Rate Cashflows

         1. Pay A-9 according to the following Lockout Percentage:

               July 1997 - June 2000                  0%
               July 2000 - June 2002                  45%
               July 2002 - June 2003                  80%
               July 2003 - June 2004                  100%
               July 2004 -                            300%

         2. Pay Classes A-1 through A-8 sequentially

         3. Pay M-1F, M-2F, then B-1F (if Class A certificates are retired in full)

         Floating Rate Cashflows

         1. Pay Class A-10

         2. Pay M-1A, M-2A, then Class B-1A (if Class A certificates are retired in full)

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
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


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-3
--------------------------------------------------------------------------------
                             Computational Materials

o Collections of Principal on and after the stepdown date (July 2000), and if no trigger event is in effect will be allocated in the following priority:
     (cont.)
          Fixed Rate Cashflows
          Pay Class A bonds, Class M-1F, Class M-2F, and Class B-1F pro-rata in accordance with enhancement targets, equal to 2.0 times the initial enhancement for each class:

                                   Targeted % of Pool  Target Credit Enhancement
                                   ------------------  -------------------------
          Class A                          74%                     26.0%
          Class M-1F                      11.5                     14.5
          Class M-2F                      10.5                      4.0
          Class B-1F                       2.0                      2.0
          Overcollateralization            2.0
                                           ---
                                           100%

     Collections of Principal on and after the stepdown date (and if no trigger event is in effect) will be allocated in the following priority (cont.):
         Floating Rate Cashflows
         Pay Class A-10, M-1A, M-2A, and B-1A pro-rata in accordance with enhancement targets equal to 2.5 times the initial enhancement for each class:

                                  Targeted % of Pool   Target Credit Enhancement
                                  ------------------   -------------------------
         Class A                      50%                      50.0%
         Class M-1A                   20                       30.0
         Class M-2A                   15.625                   14.375
         Class B-1A                   11.875                    2.5
         Overcollateralization         2.500
                                       -----
                                     100.000%

o   Stepdown Date

        - Stepdown Date is the earlier to occur of (i) the later of (x) three years (July 2000) or (y) when cred enhancement reaches its target level and (ii) when the Class A Certificates are retired in full.

o   Trigger Events

        - [To be finalized with the rating agencies]

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
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


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-3
--------------------------------------------------------------------------------
                             Computational Materials


                             Collateral Description


o Collateral statistics are based on a representative pool as of the May 9, 1997 statistical calculation date. The actual statistics may vary.


                                       ARM Portfolio                                      Fixed Rate Portfolio
                                       -------------                                      --------------------

Total Outstanding Balance:    $242,803,817.10                                       $669,071,981.76

Number of Loans:              3,020                                                 11,095

Average Remaining             $80,398.61 (range: $9,996 - $431,053)                 $60,303.92 (range: $5,900 - $406,250)
Balance:

Interest Rate Index:          o   52.65% 6-month LIBOR                               o   100.00% fixed rate loans
                              o   40.67% 2/28 adjustment
                              o   6.68% 3/27 adjustment

Amortization Method:          100.00% fully amortizing                              47.97% fully amortizing / 52.03% balloons

WA Gross Coupon:              10.19% (range: 5.99% - 15.10%)                        11.54% (range: 7.63% - 18.99%)

WA Gross Margin /
WA Life Cap:                  6.51% Margin / 16.45% Cap                             N/A

WA Periodic Interest Rate     1.04%                                                 N/A
Caps:

WA Months to Roll:            13.06 months                                          N/A

Original Weighted Average     359.09 months (range:  120 - 360 months)              221.45 months (range:  60 - 360 months)
Term:

Remaining Weighted
Average Term:                 357.75 months (range:  117 - 360 months)              220.08 months (range:  54 - 360 months)

Seasoning:                    1.34 months (range:  0 - 10)                          1.37 months (range:  0 - 23 months)

Lien Position:                100% first                                            92.98% first / 7.02% second

Original CLTV Ratio:          75.11% (range: 6.38% - 100.00%)                       75.77% (range:  9.09% - 100.00%)

WA Debt to Income Ratio:      39.21% (range:  2.00% - 60.00%)                       38.61% (range:  1.00% - 72.00%)

Credit Grade:                 49.80% A, 26.38% B, 20.92% C, 2.85% D, 0.05% M        52.92% A, 26.39% B, 15.96% C, 4.19% D, 0.53% M


Documentation:                82.58% full doc, 9.93% no income verification,        86.22% full doc, 9.06% no income verification,
                              7.48% no doc                                          4.68% no doc, 0.04% other

Property Type:                89.30% single family, 4.09% 2-4 family, 2.78%         88.71% single family, 7.37% 2-4 family, 0.94%
                              PUD, 3.83% other                                      PUD, 2.98% other

Owner Occupancy:              96.29% owner occupied, 3.71% investor owned           95.76% owner occupied, 4.24% investor owned

Loan Purpose:                 70.06% debt consolidation and home improvement,       83.97% debt consolidation and home
                              28.22% purchase, 1.72% other                          improvement, 13.87% purchase, 2.16% other

Geographic Distribution:      MI (24.32%), CA (10.91%), OH (6.38%), CO              MI (10.13%), OH (8.59%), NY (8.32%), IL
                              (5.00%), with all remaining states under 5.0%         (6.72%), FL (6.38%), IN (5.99%), PA (5.99%),
                                                                                    with all remaining states under 5.0%

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-------------------------------------------------------------------------------------------------------
Range of                                Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Outstanding                               Principal        of     Principal     Avg.     Avg.      Full
Principal Balance            Count          Balance     Total       Balance   Coupon     CLTV       Doc
-----------------            -----          -------     -----       -------   ------     ----       ---
  0.01 -      25,000.00      1,678    31,967,075.16      4.78     19,050.70    12.93    61.05     90.51
 25,000.01 -  50,000.00      3,911   146,609,403.52     21.91     37,486.42     12.1    71.12     90.02
 50,000.00 -  50,000.00      2,788   171,847,449.61     25.68     61,638.25    11.49    76.51     88.81
 75,000.00 - 100,000.00      1,268   109,573,097.51     16.38     86,414.11    11.29    77.81     86.18
100,000.00 - 125,000.00        681    76,009,905.82     11.36    111,615.13    11.16    79.65     85.48
125,000.00 - 150,000.00        344    46,910,975.03      7.01    136,369.11    11.08    79.85     82.58
150,000.00 - 175,000.00        163    26,284,092.43      3.93    161,252.10    11.07     79.6     80.12
175,000.00 - 200,000.00        108    20,129,262.95      3.01    186,382.06    11.11    80.37     77.06
200,000.00 - 225,000.00         51    10,832,250.66      1.62    212,397.07    11.18    80.93      80.5
225,000.00 - 250,000.00         38     9,088,775.12      1.36    239,178.29     11.2    78.29     73.37
250,000.00 - 275,000.00         21     5,487,753.67      0.82    261,321.60    10.85    81.94     71.39
275,000.00 - 300,000.00         13     3,760,558.45      0.56    289,273.73    11.02    79.56     54.29
300,000.00 - 325,000.00         13     4,118,829.13      0.62    316,833.01    10.62    77.33     46.41
325,000.00 - 350,000.00          9     3,047,372.72      0.46    338,596.97    10.61    71.88     78.31
350,000.00 - 400,000.00          8     2,998,929.98      0.45    374,866.25    11.02    76.48     87.09
400,000.00 - 450,000.00          1       406,250.00      0.06    406,250.00    10.99       65       100
-----------------------          -       ----------      ----    ----------    -----       --       ---
Total:                      11,095   669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======   ==============       ===     =========    =====    =====     =====
Min:   5,900.00
Max:   406,250.00
Average:   60,303.92

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-------------------------------------------------------------------------------------------------
                                  Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                    Principal        of     Principal     Avg.     Avg.      Full
Range of Coupons      Count           Balance     Total       Balance   Coupon     CLTV       Doc
----------------      -----           -------     -----       -------   ------     ----       ---
7.01 -     8.00           5        416,919.09      0.06     83,383.82     7.87     60.1       100
8.01 -     9.00         216     17,798,712.60      2.66     82,401.45     8.79    73.94     95.75
9.01 -    10.00       1,331    101,284,126.13     15.14     76,096.26     9.74    74.97     88.83
10.01 -   11.00       2,540    177,639,225.21     26.55     69,936.70    10.67    78.09     86.04
11.01 -   12.00       2,598    163,449,855.94     24.43     62,913.72     11.6    77.38     85.62
12.01 -   13.00       2,101    110,682,242.10     16.54     52,680.74    12.58    75.62     84.74
13.01 -   14.00       1,221     58,424,779.43      8.73     47,849.94    13.58    72.99      84.5
14.01 -   15.00         635     24,317,579.43      3.63     38,295.40    14.57     68.1     84.03
15.01 -   16.00         249      9,474,574.34      1.42     38,050.50    15.46    65.77     82.88
16.01 -   17.00         132      3,621,103.62      0.54     27,432.60    16.61     58.8     97.42
17.01 -   18.00          55      1,563,775.04      0.23     28,432.27    17.45    57.66      86.4
18.01 -   19.00          12        399,088.83      0.06     33,257.40    18.54    61.53     89.48
-----     -----          --        ----------      ----     ---------    -----    -----     -----
Total:               11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                     ======    ==============       ===     =========    =====    =====     =====
Min:   7.63
Max:   18.99
WAC:   11.54


---------------------------------------------------------------------------------------------------------
Range of                                 Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Original                                   Principal        of     Principal     Avg.     Avg.      Full
Terms to Maturity            Count           Balance     Total       Balance   Coupon     CLTV       Doc
-----------------            -----           -------     -----       -------   ------     ----       ---
0 - 120                        529     14,431,765.70      2.16     27,281.22    11.56    65.38     88.33
121 - 180                    7,212    432,368,266.05     64.62     59,951.23    11.77    76.25     87.24
181 - 240                    1,669     91,899,006.01     13.74     55,062.32    11.25    74.43     86.44
241 - 300                       54      3,934,639.76      0.59     72,863.70    10.54    82.46      94.3
301 - 360                    1,631    126,438,304.24      18.9     77,521.95    10.99    76.05     82.11
---   ---                    -----    --------------      ----     ---------    -----    -----     -----
Total:                      11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======    ==============       ===     =========    =====    =====     =====

Min:   60
Max:   360
Weighted Average:   221.45

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
------------------------------------------------------------------------------------------------------
Range of                          Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Remaining                           Principal        of     Principal     Avg.     Avg.      Full
Terms to Maturity     Count           Balance     Total       Balance   Coupon     CLTV       Doc
-----------------     -----           -------     -----       -------   ------     ----       ---
0 - 120                 529     14,431,765.70      2.16     27,281.22    11.56    65.38     88.33
121 - 180             7,212    432,368,266.05     64.62     59,951.23    11.77    76.25     87.24
181 - 240             1,669     91,899,006.01     13.74     55,062.32    11.25    74.43     86.44
241 - 300                54      3,934,639.76      0.59     72,863.70    10.54    82.46      94.3
301 - 360             1,631    126,438,304.24      18.9     77,521.95    10.99    76.05     82.11
---   ---             -----    --------------      ----     ---------    -----    -----     -----
Total:               11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                     ======    ==============       ===     =========    =====    =====     =====
Min:   54
Max:   360
Weighted Average: 220.08

---------------------------------------------------------------------------------------------
                             Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Range of                       Principal        of     Principal     Avg.     Avg.      Full
Seasoning        Count           Balance     Total       Balance   Coupon     CLTV       Doc
---------        -----           -------     -----       -------   ------     ----       ---
0 -   1          6,653    404,765,174.52      60.5     60,839.50    11.48    75.54     85.81
2 -  12          4,437    264,173,171.86     39.48     59,538.69    11.63    76.12     86.86
13 greater
 than =              5        133,635.38      0.02     26,727.08    12.46    72.33      82.4
                ------        ----------      ----     ---------    -----    -----      ----
Total:          11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                ======    ==============       ===     =========    =====    =====     =====

Min:   0
Max:   23
Weighted Average:   1.37

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-----------------------------------------------------------------------------------------------------
                                      Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Range of                                Principal        of     Principal     Avg.     Avg.      Full
Original LTV              Count           Balance     Total       Balance   Coupon     CLTV       Doc
------------              -----           -------     -----       -------   ------     ----       ---
5.01  -   10.00              47        842,659.38      0.13     17,928.92    12.57    60.28     78.05
10.01 -   15.00             256      5,912,208.50      0.88     23,094.56    12.11    71.51     84.91
15.01 -   20.00             358      9,087,933.27      1.36     25,385.29    12.13    70.31     84.94
20.01 -   25.00             300      8,997,068.81      1.34     29,990.23    11.96    64.94     77.03
25.01 -   30.00             290      9,768,655.70      1.46     33,685.02    11.89     62.3     83.71
30.01 -   35.00             224      7,673,279.80      1.15     34,255.71    11.78    57.88     79.87
35.01 -   40.00             253      9,858,327.06      1.47     38,965.72    12.01    55.31     77.82
40.01 -   45.00             215      8,946,027.42      1.34     41,609.43    11.73    51.81     78.85
45.01 -   50.00             437     16,990,336.67      2.54     38,879.49    12.54     51.1     67.18
50.01 -   55.00             297     14,014,587.98      2.09     47,187.16    11.82    54.44     72.78
55.01 -   60.00             515     22,855,426.84      3.42     44,379.47     11.9    59.41        70
60.01 -   65.00             674     37,847,230.64      5.66     56,153.16    12.09    63.87     65.76
65.01 -   70.00             973     56,486,817.09      8.44     58,054.28    11.82    69.12     71.19
70.01 -   75.00           1,300     82,887,084.45     12.39     63,759.30    11.56    74.23     77.72
75.01 -   80.00           2,499    168,244,615.24     25.15     67,324.78    11.33    79.51     92.43
80.01 greater than =      2,457    208,659,722.91     31.19     84,924.59    11.25    86.72      98.2
-----                     -----    --------------     -----     ---------    -----    -----      ----
Total:                   11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                         ======    ==============       ===     =========    =====    =====     =====

Min:   6.90
Max:   100.00
Weighted Average:  72.55

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-----------------------------------------------------------------------------------------------------
                                      Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                        Principal        of     Principal     Avg.     Avg.      Full
Original CLTV             Count           Balance     Total       Balance   Coupon     CLTV       Doc
-------------             -----           -------     -----       -------   ------     ----       ---
5.01 -    10.00               3         32,938.44         0     10,979.48    13.55     9.43       100
10.01 -   15.00              14        278,733.41      0.04     19,909.53    12.59    13.73     61.71
15.01 -   20.00              34        721,890.59      0.11     21,232.08    12.06    18.37     77.71
20.01 -   25.00              64      1,774,176.87      0.27     27,721.51     11.9    23.02     60.57
25.01 -   30.00              99      2,673,330.71       0.4     27,003.34       12     27.8     74.35
30.01 -   35.00             125      3,450,532.05      0.52     27,604.26    11.94    32.81     73.73
35.01 -   40.00             172      5,672,027.76      0.85     32,976.91    12.14     37.6     71.43
40.01 -   45.00             182      6,808,145.67      1.02     37,407.39     11.8    42.73     72.68
45.01 -   50.00             430     16,189,842.76      2.42     37,650.80    12.59    48.56     65.56
50.01 -   55.00             307     13,995,139.92      2.09     45,586.77    11.86    53.13     70.39
55.01 -   60.00             547     23,323,025.06      3.49     42,638.07    11.92    58.42     69.65
60.01 -   65.00             739     40,153,339.72         6     54,334.70     12.1    63.49      64.9
65.01 -   70.00           1,069     59,410,064.23      8.88     55,575.36    11.82    68.95     70.48
70.01 -   75.00           1,494     89,774,522.21     13.42     60,090.04     11.6    74.13     77.79
75.01 -   80.00           2,888    180,580,717.85     26.99     62,527.95    11.35    79.45     92.45
80.01 greater than =      2,928    224,233,554.51     33.51     76,582.50    11.31    86.53     98.16
-----                     -----    --------------     -----     ---------    -----    -----     -----
Total:                   11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                         ======    ==============       ===     =========    =====    =====     =====
Min:   9.09
Max:   100.00
Weighted Average:  75.77


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-------------------------------------------------------------------------------------------------------
                                      Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                        Principal        of     Principal     Avg.     Avg.      Full
Junior Lien Ratio         Count           Balance     Total       Balance   Coupon     CLTV       Doc
-----------------         -----           -------     -----       -------   ------     ----       ---
0.00 -     4.99           9,699    622,070,606.54     92.98     64,137.60    11.51    75.84     86.31
5.00 -     9.99               4         74,438.39      0.01     18,609.60    12.42    82.34       100
10.00 -   14.99              72      1,305,459.14       0.2     18,131.38     12.3    79.84     92.14
15.00 -   19.99             224      5,340,397.70       0.8     23,841.06     12.2    78.45      90.1
20.00 -   24.99             228      5,648,625.44      0.84     24,774.67     12.2    77.54     90.47
25.00 -   29.99             200      6,090,055.29      0.91     30,450.28     11.9    75.88     81.99
30.00 -   34.99             155      5,134,482.54      0.77     33,125.69    11.89    76.82     87.88
35.00 -   39.99             120      4,715,779.79       0.7     39,298.16    11.92    75.15     82.26
40.00 -   44.99              94      3,526,871.36      0.53     37,519.91    11.71    72.65     79.19
45.00 -   49.99              74      3,459,752.57      0.52     46,753.41     11.6    73.63     83.32
50.00 -   54.99              58      2,830,106.58      0.42     48,794.94    11.64    72.71     82.58
55.00 -   59.99              31      1,578,348.80      0.24     50,914.48    11.42    69.81     83.17
60.00 -   64.99              32      1,430,279.83      0.21     44,696.24    11.89     69.8     80.44
65.00 -   69.99              25      1,050,550.11      0.16     42,022.00    11.49    72.04       100
70.00 -   74.99              29      1,347,643.24       0.2     46,470.46    11.49    71.76     85.48
75.00 -   79.99              13        765,680.83      0.11     58,898.53    11.78    66.89     78.13
80.00 -   84.99               9        592,360.94      0.09     65,817.88    11.96    75.65       100
85.00 -   89.99              13        961,557.54      0.14     73,965.96     11.2    71.87     79.71
90.00 -   94.99              11        960,853.75      0.14     87,350.34    11.48    62.14     60.57
95.00 -   99.99               4        188,131.38      0.03     47,032.85     11.9    73.03       100
-----     -----               -        ----------      ----     ---------     ----    -----       ---
Total:                   11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                         ======    ==============       ===     =========    =====    =====     =====
Min:   0.00
Max:   97.32
Weighted Average:  39.52

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
--------------------------------------------------------------------------------------------------------
Range of                                 Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Debt to Income                             Principal        of     Principal     Avg.     Avg.      Full
Ratio                        Count           Balance     Total       Balance   Coupon     CLTV       Doc
-----                        -----           -------     -----       -------   ------     ----       ---
0.01 -     5.00                 13        866,330.15      0.13     66,640.78    11.22    68.38     21.58
5.01 -    10.00                 68      2,472,171.86      0.37     36,355.47    12.13    64.23     48.87
10.01 -   15.00                265     11,202,755.56      1.67     42,274.55    11.86    69.03     71.51
15.01 -   20.00                552     23,191,475.91      3.47     42,013.54    11.8     71.14     84.5
20.01 -   25.00                855     41,954,407.95      6.27     49,069.48    11.58    73.7      87.43
25.01 -   30.00              1,215     61,480,588.72      9.19     50,601.31    11.64    74.1      88.54
30.01 -   35.00              1,499     83,998,089.72     12.55     56,036.08    11.56    74.47     87.66
35.01 -   40.00              1,687    105,578,894.05     15.78     62,583.81    11.58    75.98     84.89
40.01 -   45.00              2,090    138,409,421.02     20.69     66,224.60    11.45    76.73     84.12
45.01 -   50.00              2,537    175,054,321.58     26.16     69,000.52    11.49    77.65     89.13
50.01 -   55.00                294     22,826,271.87      3.41     77,640.38    11.39    76.85     83.41
55.01 -   60.00                 18      1,925,851.16      0.29    106,991.73    11.11    78.83       100
65.01 -   70.00                  1         86,908.21      0.01     86,908.21     8.45       80       100
70.01 -   75.00                  1         24,494.00         0     24,494.00    15.75       50       100
                                 -         ---------         -     ---------    -----       --       ---
Total:                      11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======    ==============       ===     =========    =====    =====     =====
Min:   1.00
Max:   72.00
Weighted Average:  38.61


---------------------------------------------------------------------------------------------------------
                                          Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                            Principal        of     Principal     Avg.     Avg.      Full
Days Delinquent              Count            Balance     Total       Balance   Coupon     CLTV       Doc
---------------              -----            -------     -----       -------   ------     ----       ---
0 -  29                     10,927     659,004,823.54      98.5     60,309.77    11.52    75.74     86.18
30 -  59                       155       9,181,682.90      1.37     59,236.66    12.48    77.38     88.81
60 -  89                        13         885,475.32      0.13     68,113.49    12.27    81.21     95.83
                                --         ----------      ----     ---------    -----    -----     -----
Total:                      11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======     ==============       ===     =========    =====    =====     =====

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
----------------------------------------------------------------------------------------------------------
                                          Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                            Principal        of     Principal     Avg.     Avg.      Full
Product Type                 Count            Balance     Total       Balance   Coupon     CLTV       Doc
------------                 -----            -------     -----       -------   ------     ----       ---
Balloon - 15/30              5,141     347,594,280.51     51.95     67,612.19    11.87    77.34      87.3
Fixed - 30 Year              1,631     126,438,304.24      18.9     77,521.95    10.99    76.05     82.11
Fixed - 20 Year              1,667      91,666,227.51      13.7     54,988.74    11.25     74.4      86.4
Fixed - 15 Year              2,069      84,706,461.32     12.66     40,940.77    11.34     71.8     86.98
Fixed - 10 Year                465      12,915,962.53      1.93     27,776.26    11.48    65.86     88.34
Fixed - 25 Year                 54       3,934,639.76      0.59     72,863.70    10.54    82.46      94.3
Fixed - 5 Year                  60       1,273,952.13      0.19     21,232.54    11.88    60.82     86.03
Balloon - 20/30                  2         232,778.50      0.03    116,389.25    12.03    87.15       100
Balloon - 10/30                  2         127,900.00      0.02     63,950.00     15.2    55.09       100
Balloon - 15/20                  2          67,524.22      0.01     33,762.11    13.27    58.44       100
Balloon - 7/30                   1          63,958.79      0.01     63,958.79     11.2    74.37       100
Balloon - 5/30                   1          49,992.25      0.01     49,992.25     14.7    72.46       100
                                 -          ---------      ----     ---------     ----    -----       ---
Total:                      11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======     ==============       ===     =========    =====    =====     =====

---------------------------------------------------------------------------------------------------------
                                          Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                            Principal        of     Principal     Avg.     Avg.      Full
Lien Position                Count            Balance     Total       Balance   Coupon     CLTV       Doc
-------------               ------     --------------     -----     ---------    -----    -----     -----
1st Lien                     9,699     622,070,606.54     92.98     64,137.60    11.51    75.84     86.31
2nd Lien                     1,396      47,001,375.22      7.02     33,668.61    11.87    74.81     85.08
                             -----      -------------      ----     ---------    -----    -----     -----
Total:                      11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======     ==============       ===     =========    =====    =====     =====

---------------------------------------------------------------------------------------------------------
                                          Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                            Principal        of     Principal     Avg.     Avg.      Full
Balloon                      Count            Balance     Total       Balance   Coupon     CLTV       Doc
-------                      -----            -------     -----       -------   ------     ----       ---
Balloon                      5,149     348,136,434.27     52.03     67,612.44    11.87    77.34     87.32
Non-Balloon                  5,946     320,935,547.49     47.97     53,975.03    11.17    74.06     85.04
                             -----     --------------     -----     ---------    -----    -----     -----
Total:                      11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======     ==============       ===     =========    =====    =====     =====

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
---------------------------------------------------------------------------------------------------------
                                          Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Property                                    Principal        of     Principal     Avg.     Avg.      Full
Type                         Count            Balance     Total       Balance   Coupon     CLTV       Doc
----                         -----            -------     -----       -------   ------     ----       ---
Single Family Detached       9,626     574,205,997.58     85.82     59,651.57    11.54     76.1     86.68
2-4 Family                     666      49,326,220.10      7.37     74,063.39    11.32     74.4      86.8
Single Family Attached         392      19,334,948.93      2.89     49,323.85    11.91    75.51      89.5
Manufactured Housing           237      11,714,999.76      1.75     49,430.38    11.62    75.19     91.96
PUD                             65       6,303,530.95      0.94     96,977.40    11.51    79.29     82.64
Mixed Use                       33       4,468,132.43      0.67    135,397.95    12.11    56.43      9.83
Condo                           76       3,718,152.01      0.56     48,923.05    11.62    62.95     70.84
-----                           --       ------------      ----     ---------    -----    -----     -----
Total:                      11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======     ==============       ===     =========    =====    =====     =====

---------------------------------------------------------------------------------------------------------
                                         Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                           Principal        of     Principal     Avg.     Avg.      Full
Loan Purpose                 Count           Balance     Total       Balance   Coupon     CLTV       Doc
------------                 -----           -------     -----       -------   ------     ----       ---
Debt Consolidation           8,954    533,432,335.35     79.73     59,574.75    11.53    75.61     86.58
Purchase                     1,371     92,781,543.01     13.87     67,674.36     11.7    78.58     86.54
Debt Consol. & Home            280     15,045,889.10      2.25     53,735.32    11.91    71.26     78.13
Improve.
Other                          204     14,433,278.54      2.16     70,751.37    10.49    74.74     85.33
Home Improvement               286     13,378,935.76         2     46,779.50    11.49    68.76     79.76
                               ---     -------------         -     ---------    -----    -----     -----
Total:                      11,095    669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======    ==============       ===     =========    =====    =====     =====

------------------------------------------------------------------------------------------------------
                                      Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
Occupancy                               Principal        of     Principal     Avg.     Avg.      Full
Status                   Count            Balance     Total       Balance   Coupon     CLTV       Doc
------                   -----            -------     -----       -------   ------     ----       ---
Owner Occupied          10,473     640,718,092.73     95.76     61,178.09    11.53    76.22      86.5
Investor Owned             622      28,353,889.03      4.24     45,585.03    11.65    65.58     79.98
                           ---      -------------      ----     ---------    -----    -----     -----
Total:                  11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                        ======     ==============       ===     =========    =====    =====     =====

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-------------------------------------------------------------------------------------------------------
                                        Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                          Principal        of     Principal     Avg.     Avg.      Full
States                       Count          Balance     Total       Balance   Coupon     CLTV       Doc
------                       -----          -------     -----       -------   ------     ----       ---
Michigan                     1,465    67,792,715.10     10.13     46,274.89    12.68    73.51     90.76
Ohio                         1,031    57,485,788.31      8.59     55,757.31    11.16    77.48     91.91
New York                       707    55,691,515.74      8.32     78,771.59    11.18    73.53     78.93
Illinois                       738    44,955,215.01      6.72     60,914.93    11.52    76.33     91.81
Florida                        744    42,713,914.89      6.38     57,411.18    11.57    75.51     75.95
Indiana                        809    40,083,075.59      5.99     49,546.45    11.37    77.57     92.09
Pennsylvania                   649    40,074,359.26      5.99     61,747.86    11.46       76     84.52
North Carolina                 571    31,707,850.85      4.74     55,530.39    11.57    77.26     90.82
New Jersey                     377    30,995,902.32      4.63     82,217.25    11.48     74.3     79.54
Maryland                       365    25,538,205.93      3.82     69,967.69    11.18    76.02     87.34
Georgia                        359    22,646,232.39      3.38     63,081.43    11.92    78.35     89.68
Massachusetts                  240    19,346,021.02      2.89     80,608.42    10.97    72.57     81.39
California                     183    18,076,753.69       2.7     98,780.07    10.43    72.03      77.2
South Carolina                 333    16,628,527.98      2.49     49,935.52     11.6    77.01     89.04
Missouri                       295    14,757,576.89      2.21     50,025.68    12.35    78.11     90.89
Kentucky                       221    11,585,887.21      1.73     52,424.83    11.12    78.44      93.9
Utah                           141    11,557,647.40      1.73     81,969.13    11.44    77.15     84.18
Tennessee                      179    11,002,684.03      1.64     61,467.51    11.11    79.87     90.63
Colorado                       138     9,863,358.95      1.47     71,473.62    11.56    79.59     89.19
Virginia                       146     9,070,798.66      1.36     62,128.76    11.81    75.39     89.54
New Mexico                     124     7,955,659.18      1.19     64,158.54    12.24    77.32     82.98
Minnesota                      110     7,162,190.40      1.07     65,110.82    11.87    77.16     91.49
Rhode Island                    86     6,427,681.82      0.96     74,740.49    11.05    78.48     83.15
Texas                           99     6,281,752.50      0.94     63,452.05    11.98    77.96     88.03
Arizona                         87     6,178,256.21      0.92     71,014.44    10.83    75.46     85.45
Wisconsin                      122     6,124,235.11      0.92     50,198.65    11.97    75.67     92.98
Washington                      76     6,062,512.59      0.91     79,769.90    10.67    72.02     67.21
Connecticut                     73     5,829,525.14      0.87     79,856.51    11.09    70.78      74.2
Oregon                          63     5,427,112.25      0.81     86,144.64    10.88    74.74     62.37
Kansas                          69     3,451,575.19      0.52     50,022.83    12.09    79.36     87.59
Iowa                            85     3,436,937.90      0.51     40,434.56    12.13    73.97     93.68
Louisiana                       63     2,756,380.96      0.41     43,752.08    12.05    72.42     87.01
Delaware                        35     2,650,041.23       0.4     75,715.46     11.2    74.73     73.52
District of Columbia            39     2,530,205.64      0.38     64,877.07    11.85    66.04     86.44
Nevada                          22     2,081,340.96      0.31     94,606.41    11.31    78.44     90.27
Oklahoma                        45     2,032,305.66       0.3     45,162.35     11.9    78.93     96.14
New Hampshire                   25     1,709,586.22      0.26     68,383.45    10.17    73.29     69.86
Mississippi                     36     1,580,121.10      0.24     43,892.25    12.56    76.17     85.51
Nebraska                        32     1,522,828.82      0.23     47,588.40    12.04    80.74     94.47
Idaho                           32     1,372,889.29      0.21     42,902.79    11.47    75.07     94.91
Hawaii                           7     1,243,317.30      0.19    177,616.76     9.98    69.17     64.39
Arkansas                        28     1,130,466.23      0.17     40,373.79    13.13     75.2     91.73
Montana                         13       898,502.18      0.13     69,115.55    11.56    76.98     79.07
Maine                            9       553,777.37      0.08     61,530.82    10.55    68.49      68.4
Wyoming                          9       510,940.80      0.08     56,771.20    11.99    73.25     82.86
West Virginia                   11       424,759.40      0.06     38,614.49    12.02    70.99     96.12
South Dakota                     3       128,764.87      0.02     42,921.62     12.7    81.71       100
North Dakota                     1        34,284.22      0.01     34,284.22       13       70       100
                                 -        ---------      ----     ---------       --       --       ---
Total:                      11,095   669,071,981.76       100     60,303.92    11.54    75.77     86.22
                            ======   ==============       ===     =========    =====    =====     =====

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                Fixed
-----------------------------------------------------------------------------------------------------
                                        Outstanding      Pct.       Average     Wtd.     Wtd.    Pct.
Documentation Level          Count          Balance     Total       Balance   Coupon     CLTV     Doc
-------------------          -----          -------     -----       -------   ------     ----     ---
Full Doc - Asset and         9,804   576,904,295.17     86.22     58,843.77    11.51    77.23     100
 Income
No Income Verifier             803    60,637,147.28      9.06     75,513.26    11.59    68.97       0
No Documentation               487    31,293,728.63      4.68     64,258.17    12.01    62.09       0
Other                            1       236,810.68      0.04    236,810.68     10.5    63.71       0
                                 -       ----------      ----    ----------     ----    -----       -
Total:                      11,095   669,071,981.76       100     60,303.92    11.54    75.77   86.22
                            ======   ==============       ===     =========    =====    =====   =====


-----------------------------------------------------------------------------------------------------
                                      Outstanding      Pct.       Average     Wtd.     Wtd.      Pct.
                                        Principal        of     Principal     Avg.     Avg.      Full
Credit Rating            Count            Balance     Total       Balance   Coupon     CLTV       Doc
-------------            -----            -------     -----       -------   ------     ----       ---
A                        5,220     354,079,260.89     52.92     67,831.28    10.87     78.6     84.16
B                        2,970     176,591,410.33     26.39     59,458.39    11.76    75.75     87.97
C                        2,163     106,799,408.03     15.96     49,375.59    12.65    71.37     92.04
D                          713      28,038,323.21      4.19     39,324.44    14.25    59.13     90.15
M                           29       3,563,579.30      0.53    122,882.04    12.35    57.45         0
                            --       ------------      ----    ----------    -----    -----         -
Total:                  11,095     669,071,981.76       100     60,303.92    11.54    75.77     86.22
                        ======     ==============       ===     =========    =====    =====     =====

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                  ARM
-----------------------------------------------------------------------------------------------------
Range of                               Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Outstanding                              Principal       of     Principal     Avg.      Avg.     Full
Principal Balance           Count          Balance    Total       Balance   Coupon      CLTV      Doc
-----------------           -----          -------    -----       -------   ------      ----      ---
0.01 -    25,000.00           115      2,356,064.74    0.97     20,487.52     11.6     55.51    80.41
25,000.01 - 50,000.00         811     31,352,128.53   12.91     38,658.60    10.84     67.95    87.27
50,000.01 - 75,000.00         817     50,562,365.09   20.82     61,887.84    10.41     74.49    89.62
75,000.01 - 100,000.00        546     47,507,669.52   19.57     87,010.38    10.22     76.14    82.52
100,000.01 - 125,000.00       301     33,617,305.11   13.85    111,685.40    10.06     76.95    81.25
125,000.01 - 150,000.00       172     23,640,005.57    9.74    137,441.89     9.92     77.88    81.64
150,000.01 - 175,000.00        83     13,503,002.81    5.56    162,686.78     9.86     77.45    81.69
175,000.01 - 200,000.00        66     12,309,379.60    5.07    186,505.75     9.85      77.7    74.21
200,000.01 - 225,000.00        43      9,106,204.67    3.75    211,772.20     9.77     77.42    65.13
225,000.01 - 250,000.00        19      4,503,522.41    1.85    237,027.50     9.43     78.28    73.43
250,000.01 - 275,000.00        15      3,892,912.47     1.6    259,527.50     9.78     77.66    79.63
275,000.01 - 300,000.00        12      3,486,570.20    1.44    290,547.52     9.46     75.02    50.48
300,000.01 - 325,000.00         8      2,484,274.70    1.02    310,534.34     9.52     83.71      100
325,000.01 - 350,000.00         5      1,697,147.27     0.7    339,429.45    10.36     75.89     80.8
350,000.00 - 400,000.00         4      1,528,462.46    0.63    382,115.62     8.64     73.49    49.05
400,000.01 - 450,000.00         3      1,256,801.95    0.52    418,933.98     9.11     73.85      100
----------   ----------         -      ------------    ----    ----------     ----     -----      ---
Total:                      3,020    242,803,817.10     100     80,398.61    10.19     75.11    82.58
                            =====    ==============     ===     =========    =====     =====    =====

Min:   9,996.34
Max:   431,053.02
Average:   80,398.61

---------------------------------------------------------------------------------------------------
                                     Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Range of                               Principal       of     Principal     Avg.      Avg.     Full
Current Coupons           Count          Balance    Total       Balance   Coupon      CLTV      Doc
---------------           -----          -------    -----       -------   ------      ----      ---
5.01 -    6.00                2       151,349.00     0.06     75,674.50     5.99     82.07    50.22
6.01 -    7.00               10     1,564,256.24     0.64    156,425.62     6.85     73.71    78.29
7.01 -    8.00               45     5,259,432.57     2.17    116,876.28     7.77     74.64    72.74
8.01 -    9.00              333    34,767,586.07    14.32    104,407.17     8.69      76.1    82.42
9.01 -   10.00              797    72,764,429.14    29.97     91,297.90     9.64     76.31    82.72
10.01 -   11.00           1,014    78,025,502.93    32.14     76,948.23    10.54     75.73    84.77
11.01 -   12.00             586    37,982,962.03    15.64     64,817.34    11.52     73.49    81.99
12.01 -   13.00             152     8,392,594.80     3.46     55,214.44     12.5     69.29    74.24
13.01 -   14.00              42     2,169,173.54     0.89     51,646.99    13.44     62.24    69.21
14.01 -   15.00              38     1,679,737.39     0.69     44,203.62    14.39     58.98    88.01
15.01 -   16.00               1        46,793.39     0.02     46,793.39     15.1        65      100
                              -        ---------     ----     ---------     ----        --      ---
Total:                    3,020   242,803,817.10      100     80,398.61    10.19     75.11    82.58
                          =====   ==============      ===     =========    =====     =====    =====
Min:   5.99
Max:   15.10
WAC:   10.19


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                  ARM
-----------------------------------------------------------------------------------------------------
Range of                               Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Original                                 Principal       of     Principal     Avg.      Avg.     Full
Terms to Maturity          Count           Balance    Total       Balance   Coupon      CLTV      Doc
-----------------          -----           -------    -----       -------   ------      ----      ---
0 - 120                        2         49,472.93     0.02     24,786.47     11.6     36.22      100
121 - 180                     15        766,196.77     0.32     51,079.78      9.4     76.63    97.53
181 - 240                     11        592,404.22     0.24     53,854.93     9.85      75.3      100
301 - 360                  2,992    241,395,643.18    99.42     80,680.36    10.19     75.12    82.49
                           -----    --------------    -----     ---------    -----     -----    -----
Total:                     3,020    242,803,817.10      100     80,398.61    10.19     75.11    82.58
                           =====    ==============      ===     =========    =====     =====    =====

Min:   120
Max:   360
Weighted Average:  359.09


-----------------------------------------------------------------------------------------------------
Range of                               Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Remaining                                Principal       of     Principal     Avg.      Avg.     Full
Terms to Maturity          Count           Balance    Total       Balance   Coupon      CLTV      Doc
-----------------          -----           -------    -----       -------   ------      ----      ---
0 - 120                        2          49,572.93    0.02     24,786.47     11.6     36.22      100
121 - 180                     15         766,196.77    0.32     51,079.78      9.4     76.63    97.53
181 - 240                     11         592,404.22    0.24     53,854.93     9.85      75.3      100
301 - 360                  2,992     241,395,643.18   99.42     80,680.36    10.19     75.12    82.49
                           -----     --------------   -----     ---------    -----     -----    -----
Total:                     3,020     242,803,817.10     100     80,398.61    10.19     75.11    82.58
                           =====     ==============     ===     =========    =====     =====    =====
Min:   117
Max:   360
Weighted Average:  357.75

--------------------------------------------------------------------------------------------------------
                                                          Pct.       Average     Wtd.      Wtd.     Pct.
Range of                                    Principal       of     Principal     Avg.      Avg.     Full
Seasoning                      Count          Balance    Total       Balance   Coupon      CLTV      Doc
---------                      -----          -------    -----       -------   ------      ----      ---
0 -   1                        1,813    146,025,742.31   60.14     80,543.71    10.14     74.97    82.08
2 -  12                        1,207     96,778,074.79   39.86     80,180.68    10.27     75.33    83.34
                               -----     -------------   -----     ---------    -----     -----    -----
Total:                         3,020    242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               =====    ==============     ===     =========    =====     =====    =====
Min:   0
Max:   10
Weighted Average:  1.34

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                  ARM
---------------------------------------------------------------------------------------------------------
                                           Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Range of                                     Principal       of     Principal     Avg.      Avg.     Full
Original LTV                   Count           Balance    Total       Balance   Coupon      CLTV      Doc
------------                   -----           -------    -----       -------   ------      ----      ---
5.01 -   10.00                     1         10,990.94        0     10,990.94    10.35      6.38      100
10.01 -   15.00                    2         41,980.44     0.02     20,990.22    11.62     13.37        0
15.01 -   20.00                    2         51,969.35     0.02     25,984.68    11.38      15.9    19.24
20.01 -   25.00                    8        374,718.72     0.15     46,839.84     10.4     23.41    51.71
25.01 -   30.00                   21        992,999.08     0.41     47,285.67    10.53     27.43    38.17
30.01 -   35.00                   16        648,024.86     0.27     40,501.55    11.39     32.51    71.18
35.01 -   40.00                   27      1,096,997.71     0.45     40,629.54    10.54     37.97    69.45
40.01 -   45.00                   42      1,656,987.25     0.68     39,452.08    10.84     42.78    51.52
45.01 -   50.00                   88      4,033,490.54     1.66     45,835.12    11.23     48.52    59.45
50.01 -   55.00                   60      3,271,187.87     1.35     54,519.80    10.51     53.16    59.22
55.01 -   60.00                  143      7,975,664.82     3.28     55,773.88    10.48     58.55    57.79
60.01 -   65.00                  233     15,404,673.98     6.34     66,114.48    10.53     63.62    65.22
65.01 -   70.00                  348     27,437,543.46     11.3     78,843.52    10.15     68.96    63.09
70.01 -   75.00                  578     45,485,915.40    18.73     78,695.36    10.32     74.33    75.66
75.01 -   80.00                  953     82,899,266.66    34.14     86,987.69    10.13     79.42    91.76
80.01 greater than =             498     51,421,406.02    21.18    103,255.84     9.89     85.44     99.3
                                 ---     -------------    -----    ----------     ----     -----     ----
Total:                         3,020    242,803,817.10      100     80,398.61    10.19     75.11    82.58
                               =====    ==============      ===     =========    =====     =====    =====
Min:   6.38
Max:   100.00
Weighted Average: 75.11

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                  ARM
-----------------------------------------------------------------------------------------------------
                                       Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                         Principal       of     Principal     Avg.      Avg.     Full
Original CLTV               Count          Balance    Total       Balance   Coupon      CLTV      Doc
-------------               -----          -------    -----       -------   ------      ----      ---
5.01 -   10.00                  1        10,990.94        0     10,990.94    10.35      6.38      100
10.01 -   15.00                 2        41,980.44     0.02     20,990.22    11.62     13.37        0
15.01 -   20.00                 2        51,969.35     0.02     25,984.68    11.38      15.9    19.24
20.01 -   25.00                 8       374,718.72     0.15     46,839.84     10.4     23.41    51.71
25.01 -   30.00                21       992,999.08     0.41     47,285.67    10.53     27.43    38.17
30.01 -   35.00                16       648,024.86     0.27     40,501.55    11.39     32.51    71.18
35.01 -   40.00                27     1,096,997.71     0.45     40,629.54    10.54     37.97    69.45
40.01 -   45.00                42     1,656,987.25     0.68     39,452.08    10.84     42.78    51.52
45.01 -   50.00                88     4,033,490.54     1.66     45,835.12    11.23     48.52    59.45
50.01 -   55.00                60     3,271,187.87     1.35     54,519.80    10.51     53.16    59.22
55.01 -   60.00               143     7,975,664.82     3.28     55,773.88    10.48     58.55    57.79
60.01 -   65.00               233    15,404,673.98     6.34     66,114.48    10.53     63.62    65.22
65.01 -   70.00               348    27,437,543.46     11.3     78,843.52    10.15     68.96    63.09
70.01 -   75.00               578    45,485,915.40    18.73     78,695.36    10.32     74.33    75.66
75.01 -   80.00               953    82,899,266.66    34.14     86,987.69    10.13     79.42    91.76
80.01 greater than =          498    51,421,406.02    21.18    103,255.84     9.89     85.44     99.3
                              ---    -------------    -----    ----------     ----     -----     ----
Total:                      3,020   242,803,817.10      100     80,398.61    10.19     75.11    82.58
                            =====   ==============      ===     =========    =====     =====    =====
Min:   6.38
Max:   100.00
Weighted Average:  75.11

-----------------------------------------------------------------------------------------------------
                                       Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                         Principal       of     Principal     Avg.      Avg.     Full
Junior Lien Ratio           Count          Balance    Total       Balance   Coupon      CLTV      Doc
-----------------           -----          -------    -----       -------   ------      ----      ---
0.00                        3,020    242,803,817.10     100     80,398.61    10.19     75.11    82.58
                            -----    --------------     ---     ---------    -----     -----    -----
Total:                      3,020    242,803,817.10     100     80,398.61    10.19     75.11    82.58
                            =====    ==============     ===     =========    =====     =====    =====
Min:   0.00
Max:   0.00
Weighted Average:  0.00

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                  ARM
-----------------------------------------------------------------------------------------------------
Range of                               Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Debt to Income                           Principal       of     Principal     Avg.      Avg.     Full
Ratio                      Count           Balance    Total       Balance   Coupon      CLTV      Doc
-----                      -----           -------    -----       -------   ------      ----      ---
0.01 -    5.00                 2        271,450.05     0.11    135,725.03    10.23     70.36        0
5.01 -   10.00                23      1,320,458.12     0.54     57,411.22    10.91     64.62    30.18
10.01 -   15.00               44      2,298,850.23     0.95     52,246.60    10.57     64.91    60.05
15.01 -   20.00              135      7,596,425.11     3.13     56,269.82    10.42     71.16    69.33
20.01 -   25.00              222     13,812,421.00     5.69     62,218.11    10.33     73.17    84.58
25.01 -   30.00              329     21,511,996.23     8.86     65,386.01     10.4     73.03    80.08
30.01 -   35.00              394     29,230,021.36    12.04     74,187.87    10.24     75.02    85.86
35.01 -   40.00              505     40,688,050.70    16.76     80,570.40     10.2     75.67    80.82
40.01 -   45.00              571     49,542,949.05     20.4     86,765.23    10.15     75.85     81.9
45.01 -   50.00              653     59,747,778.33    24.61     91,497.36    10.15     76.34    85.72
50.01 -   55.00              127     14,288,815.16     5.88    112,510.36     9.82     75.75    87.45
55.01 -   60.00               15      2,494,601.76     1.03    166,306.78     9.43     75.98    91.75
                              --      ------------     ----    ----------     ----     -----    -----
Total:                     3,020    242,803,817.10      100     80,398.61    10.19     75.11    82.58
                           =====    ==============      ===     =========    =====     =====    =====
Min:   2.00
Max:   60.00
Weighted Average:  39.21

-----------------------------------------------------------------------------------------------------
                                       Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                         Principal       of     Principal     Avg.      Avg.     Full
Days Delinquent            Count           Balance    Total       Balance   Coupon      CLTV      Doc
---------------            -----           -------    -----       -------   ------      ----      ---
0 -  29                    2,972     239,197,670.33   98.51     80,483.74    10.18      75.1    82.69
30 -  59                      45       3,385,380.86    1.39     75,230.69    10.93     76.36    77.87
60 -  89                       3         220,765.91    0.09     73,588.64    10.12     69.84    37.37
                               -         ----------    ----     ---------    -----     -----    -----
Total:                     3,020     242,803,817.10     100     80,398.61    10.19     75.11    82.58
                           =====     ==============     ===     =========    =====     =====    =====

-----------------------------------------------------------------------------------------------------
                                       Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                         Principal       of     Principal     Avg.      Avg.     Full
Index Type                 Count           Balance    Total       Balance   Coupon      CLTV      Doc
----------                 -----           -------    -----       -------   ------      ----      ---
Libor - 6 Month            3,020     242,803,817.10     100     80,398.61    10.19     75.11    82.58
                           -----     --------------     ---     ---------    -----     -----    -----
Total:                     3,020     242,803,817.10     100     80,398.61    10.19     75.11    82.58
                           =====     ==============     ===     =========    =====     =====    =====

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
--------------------------------------------------------------------------------------------------------
                                       Outstanding        Pct.       Average     Wtd.      Wtd.     Pct.
                                         Principal          of     Principal     Avg.      Avg.     Full
Product Type                   Count       Balance       Total       Balance   Coupon      CLTV      Doc
------------                   -----       -------       -----       -------   ------      ----      ---
ARM - 6 Month                  1,636   127,829,808.91    52.65     78,135.58     9.99     75.11    81.83
ARM - 2 Year/6Month            1,223    98,756,977.02    40.67     80,749.78    10.38     74.79    82.91
ARM - 3 Year/6 Month             161    16,217,031.17     6.68    100,726.90    10.61     77.10    86.50
                               -----   --------------    -----    ----------    -----     -----    -----
Total:                         3,020   242,803,817.10     100      80,398.61    10.19     75.11    82.58
                               =====   ==============    =====    ==========    =====     =====    =====

                                         Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                           Principal       of     Principal     Avg.      Avg.     Full
Lien Position                  Count         Balance    Total       Balance   Coupon      CLTV      Doc
-------------                  -----         -------    -----       -------   ------      ----      ---
1st Lien                       3,020   242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               -----   --------------     ---     ---------    -----     -----    -----
Total:                         3,020   242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               =====   ==============     ===     =========    =====     =====    =====


                                         Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                           Principal       of     Principal     Avg.      Avg.     Full
Balloon                        Count         Balance    Total       Balance   Coupon      CLTV      Doc
-------                        -----         -------    -----       -------   ------      ----      ---
Non-Balloon                    3,020   242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               -----   --------------     ---     ---------    -----     -----    -----
Total:                         3,020   242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               =====   ==============     ===     =========    =====     =====    =====


                                         Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Property                                   Principal       of     Principal     Avg.      Avg.     Full
Type                           Count         Balance    Total       Balance   Coupon      CLTV      Doc
----                           -----         -------    -----       -------   ------      ----      ---
Single Family                  2,693  215,195,077.47    88.63     79,909.05    10.21     75.16    82.98
Detached
2-4 Family                       116    9,938,087.17     4.09     85,673.17     10.2     74.19    74.48
PUD                               50    6,761,855.75     2.78    135,237.12      9.5      77.1    77.43
Manufactured Housing              96    5,881,752.10     2.42     61,268.25     10.4     75.05    90.52
Condo                             39    3,291,977.92     1.36     84,409.69     9.83     70.12    74.87
Single Family Attached            25    1,625,066.69     0.67     65,002.67     9.92     76.68    92.88
Mixed Use                          1      110,000.00     0.05    110,000.00     11.6     68.75        0
                               -----  --------------     ----    ----------    -----     -----    -----
Total:                         3,020  242,803,817.10     100      80,398.61    10.19     75.11    82.58
                               =====  ==============     ====    ==========    =====     =====    =====


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
--------------------------------------------------------------------------------------------------------
                                         Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                           Principal       of     Principal     Avg.      Avg.     Full
Loan Purpose                   Count         Balance    Total       Balance   Coupon      CLTV      Doc
------------                   -----         -------    -----       -------   ------      ----      ---
Debt Consolidation             2,053   159,558,667.78    65.72     77,719.76    10.21     74.91    84.87
Purchase                         751    68,521,979.45    28.22     91,240.98    10.09     76.09    77.66
Debt Consol. & Home               98     7,092,500.30     2.92     72,372.45    10.37     71.54    80.82
Improve.
Other                             54     4,165,596.75     1.72     77,140.68    10.65     75.89    78.62
Home Improvement                  64     3,465,072.82     1.43     54,141.76    10.61     71.65    82.95
                                  --     ------------     ----     ---------    -----     -----    -----
Total:                         3,020   242,803,817.10     100      80,398.61    10.19     75.11    82.58
                               =====   ==============     ===     ==========    =====     =====    =====


                                         Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
Occupancy                                  Principal       of     Principal     Avg.      Avg.     Full
Status                         Count         Balance    Total       Balance   Coupon      CLTV      Doc
------                         -----         -------    -----       -------   ------      ----      ---
Owner Occupied                 2,865   233,792,936.71   96.29     81,603.12    10.19     75.42    82.92
Investor Owned                   155     9,010,880.39    3.71     58,134.71    10.16     67.12    73.77
                                 ---    -------------    ----     ---------    -----     -----    -----
Total:                         3,020   242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               =====   ==============     ===     =========    =====     =====    =====

                                         Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                           Principal       of     Principal     Avg.      Avg.     Full
Documentation Level            Count         Balance    Total       Balance   Coupon      CLTV      Doc
-------------------            -----         -------    -----       -------   ------      ----      ---
Full Doc -Asset and            2,562   200,515,359.27   82.58     78,265.17    10.19     76.67      100
Income
No Income Verifier               248    24,115,154.81    9.93     97,238.53    10.18     70.23        0
No Documentation                 210    18,173,303.02    7.48     86,539.54    10.24     64.39        0
                                 ---    -------------    ----     ---------    -----     -----    -----
Total:                         3,020   242,803,817.10     100     80,398.61    10.19     75.11    82.58
                               =====   ==============     ===     =========    =====     =====    =====


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
-------------------------------------------------------------------------------------------------------
                                          Outstanding     Pct.       Average     Wtd.      Wtd.     Pct.
                                            Principal       of     Principal     Avg.      Avg.     Full
States                         Count          Balance    Total       Balance   Coupon      CLTV      Doc
------                         -----          -------    -----       -------   ------      ----      ---
Michigan                         948    59,044,777.72    24.32     62,283.52    10.82     72.82    85.43
California                       204    26,498,047.33    10.91    129,892.39     9.26     76.61    75.46
Ohio                             221    15,498,662.00     6.38     70,129.69     9.99     76.87    91.85
Colorado                         127    12,141,063.43        5     95,598.92    10.04     74.45    78.99
Utah                             112    11,482,302.62     4.73    102,520.56     9.85     76.86    89.35
Washington                       104    10,797,424.13     4.45    103,821.39     9.41     75.23     69.7
Texas                            104     9,967,861.20     4.11     95,844.82     10.1     75.65     78.7
Illinois                         106     9,036,827.21     3.72     85,253.09    10.65     76.69     89.8
Arizona                           84     7,248,456.73     2.99     86,291.15     9.92     77.81    79.86
New Mexico                        71     6,942,843.56     2.86     97,786.53    10.55     75.07     59.7
Indiana                           86     5,507,438.51     2.27     64,039.98    10.47     75.55    86.54
Florida                           58     5,370,819.87     2.21     92,600.34     9.88     74.56    77.19
Iowa                              97     4,927,714.27     2.03     50,801.18    10.61     75.11    94.15
Missouri                          76     4,836,704.56     1.99     63,640.85    10.55     75.78    94.38
Maryland                          40     4,152,214.27     1.71    103,805.36     9.91      76.9    94.54
Oregon                            44     3,972,267.64     1.64     90,278.81     9.93     73.95    74.61
Connecticut                       39     3,914,512.00     1.61    100,372.10     9.83     74.39    82.41
Wisconsin                         63     3,820,818.30     1.57     60,647.91    10.44     72.87     87.3
Kentucky                          42     2,975,407.72     1.23     70,843.04     9.48     79.45    91.12
Georgia                           25     2,823,803.48     1.16    112,952.14    10.71     80.24    81.46
North Carolina                    40     2,766,928.89     1.14     69,173.22    10.38     75.14    87.15
New York                          23     2,584,022.30     1.06    112,348.80    10.11     72.69     89.3
Pennsylvania                      28     2,535,309.95     1.04     90,546.78    10.45     77.46    82.48
Tennessee                         23     2,512,125.37     1.03    109,222.84    10.23     80.42    93.49
Nevada                            22     2,502,630.46     1.03    113,755.93     9.99     76.94    83.98
Kansas                            41     2,392,621.74     0.99     58,356.63    10.73     76.51    87.16
Massachusetts                     21     2,271,568.48     0.94    108,169.93    10.18     74.49    80.23
Idaho                             28     2,110,608.77     0.87     75,378.88    10.06     73.01    70.85
Hawaii                            10     1,797,612.92     0.74    179,761.29     9.46     68.55    74.07
New Jersey                        15     1,525,613.40     0.63    101,707.56    11.08     75.43    91.48
Minnesota                         21     1,434,255.43     0.59     68,297.88    10.56     71.77    72.53
Montana                           10     1,220,098.26     0.5     122,009.83     9.57     76.17    67.23
Nebraska                          19     1,029,848.27     0.42     54,202.54     9.94     73.04    89.62
Virginia                          11     1,018,140.18     0.42     92,558.20    10.08     74.42    83.74
Oklahoma                          11       879,951.14     0.36     79,995.56    10.37     78.29    68.34
Rhode Island                       7       747,256.49     0.31    106,750.93     9.89     66.81    38.25
South Carolina                    10       620,954.56     0.26     62,095.46    10.32     76.59    83.97
West Virginia                      9       463,103.82     0.19     51,455.98    10.29      75.2      100
Wyoming                            5       342,799.76     0.14     68,559.95    10.83     79.84    73.31
Arkansas                           6       330,335.08     0.14     55,055.85     10.1      68.6    80.94
New Hampshire                      3       237,224.02     0.1      79,074.67     9.84     74.98      100
Maine                              1       155,905.49     0.06    155,905.49      8.5        75        0
District of Columbia               2       154,477.35     0.06     77,238.68    10.74        75      100
Louisiana                          1       112,500.00     0.05    112,500.00      9.7     82.12      100
Delaware                           1        71,969.80     0.03     71,969.80    10.25     79.56      100
South Dakota                       1        25,988.62     0.01     25,988.62    10.05        65        0
                               -----   --------------     ----     ---------    -----     -----   ------
Total:                         3,020   242,803,817.10      100     80,398.61    10.19     75.11    82.58
                               =====   ==============     ====     =========    =====     =====   ======

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
---------------------------------------------------------------------------------------------------------------------------------
                                                  Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
                                                    Principal          of         Principal         Avg.        Avg.         Full
Credit Rating                  Count                  Balance       Total           Balance       Coupon        CLTV          Doc
-------------                  -----           --------------       -----        ----------       ------       -----        -----
A                              1,268           120,925,675.18        49.8         95,367.25         9.72       77.26        76.32
B                                832            64,051,964.54       26.38         76,985.53        10.19       74.59        86.27
C                                767            50,799,405.28       20.92         66,231.30        11.03       72.78        92.15
D                                152             6,916,772.10        2.85         45,505.08        12.29       59.68        88.93
M                                  1               110,000.00        0.05        110,000.00         11.6       68.75            0
                               -----           --------------       -----        ----------        -----       -----        -----
Total:                         3,020           242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====           ==============       =====        ==========        =====       =====        =====


                                                  Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
Range of                                            Principal          of         Principal         Avg.        Avg.         Full
Margins                        Count                  Balance       Total           Balance       Coupon        CLTV          Doc
---------------                -----            -------------       -----        ----------       ------       -----        -----
 0.00 -    3.99                   10             1,473,802.59        0.61        147,380.26         9.27       80.49        64.42
 4.00 -    4.99                   86             9,626,117.65        3.96        111,931.60            9       76.58        89.86
 5.00 -    5.99                  700            71,159,741.41       29.31        101,656.77         9.39       76.55        84.39
 6.00 -    6.99                1,045            85,097,755.46       35.05         81,433.26        10.14          76        82.64
 7.00 -    7.99                  798            54,367,025.07       22.39         68,129.10        10.87       73.48         81.4
 8.00 -    8.99                  319            17,713,584.82         7.3         55,528.48        11.79       70.31        78.45
 9.00 -    9.99                   59             3,290,676.97        1.36         55,774.19        12.87       67.69        70.74
10.00 -   10.99                    3                75,113.13        0.03         25,037.71        14.19       55.81        72.85
                               -----           --------------       -----        ----------        -----       -----        -----
Total:                         3,020           242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====           ==============       =====        ==========        =====       =====        =====
Min:    0.000
Max:   10.750
Weighted Average: 6.510


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
--------------------------------------------------------------------------------------------------------------------------------
Initial                                          Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
Periodic                                           Principal          of         Principal         Avg.        Avg.         Full
Cap                            Count                 Balance       Total           Balance       Coupon        CLTV          Doc
-----------------              -----          --------------       -----        ----------       ------       -----         ----
1.000                          1,643          128,374,613.77       52.87         78,134.27         9.99       75.11         81.9
1.250                              1              104,949.75        0.04        104,949.75         9.63          70          100
1.500                              4              268,605.31        0.11         67,151.33        10.58       70.89        66.12
2.000                              8              830,867.12        0.34        103,858.39        10.57       80.57          100
2.375                              1              102,937.59        0.04        102,937.59          8.5       64.38          100
3.000                          1,339          111,241,879.21       45.82         83,078.33         10.4       75.07        83.12
6.000                             24            1,879,964.35        0.77         78,331.85        11.26       76.98        89.78
                               -----          --------------       -----        ----------        -----       -----        -----
Total:                         3,020          242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====          ==============       =====        ==========        =====       =====        =====
Min:   1.000
Max:   6.000
Weighted Average: 1.960



                                                 Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
Periodic                                           Principal          of         Principal         Avg.        Avg.         Full
Rate Cap                       Count                 Balance       Total           Balance       Coupon        CLTV          Doc
-----------------              -----          --------------       -----        ----------       ------       -----         ----
1.00                           2,864          226,621,607.16       93.34         79,127.66        10.24       75.17        83.03
1.25                               1              104,949.75        0.04        104,949.75         9.63          70          100
1.50                             150           15,389,206.64        6.34        102,594.71         9.46       74.11        75.08
2.00                               1              194,000.00        0.08        194,000.00         10.5        77.6          100
3.00                               4              494,053.55         0.2        123,513.39        11.07       79.45          100
                               -----          --------------       -----        ----------        -----       -----        -----
Total:                         3,020          242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====          ==============       =====        ==========        =====       =====        =====
Min:   1.000
Max:   3.000
Weighted Average: 1.037


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
--------------------------------------------------------------------------------------------------------------------------------
                                                 Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
                                                   Principal          of         Principal         Avg.        Avg.         Full
Maximum Rate                   Count                 Balance       Total           Balance       Coupon        CLTV          Doc
-----------------              -----          --------------       -----        ----------       ------       -----         ----
11.01 -   12.00                    1               76,000.00        0.03         76,000.00         5.99         100          100
12.01 -   13.00                    6              907,890.24        0.37        151,315.04         6.88       71.97        79.61
13.01 -   14.00                   33            4,206,198.18        1.73        127,460.55         7.66       75.44        77.73
14.01 -   15.00                  204           21,514,455.36        8.86        105,463.02         8.58       75.93        79.48
15.01 -   16.00                  728           66,982,659.77       27.59         92,009.15         9.42       76.17        83.48
16.01 -   17.00                1,054           83,802,214.33       34.51         79,508.74        10.33       75.94        85.26
17.01 -   18.00                  678           46,608,172.32        19.2         68,743.62        11.21       73.64        80.92
18.01 -   19.00                  210           13,407,117.17        5.52         63,843.42        12.01       72.91         77.6
19.01 -   20.00                   56            3,114,355.96        1.28         55,613.50        12.98        65.5        63.25
20.01 -   21.00                   40            1,758,120.67        0.72         43,953.02        14.16        62.8        89.59
21.01 -   22.00                    9              379,839.71        0.16         42,204.41        14.32       53.86        72.26
22.01 -   23.00                    1               46,793.39        0.02         46,793.39         15.1          65          100
                               -----          --------------       -----        ----------        -----       -----        -----
Total:                         3,020          242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====          ==============       =====        ==========        =====       =====        =====
Min:   11.990
Max:   22.100
Weighted Average: 16.447


--------------------------------------------------------------------------------------------------------------------------------
                                                 Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
                                                   Principal          of         Principal         Avg.        Avg.         Full
Minimum Rate                   Count                 Balance       Total           Balance       Coupon        CLTV          Doc
-----------------              -----          --------------       -----        ----------       ------       -----         ----
 3.01 -    4.00                    1              110,516.35        0.05        110,516.35        10.38       74.97          100
 4.01 -    5.00                    3              296,543.49        0.12         98,847.83         8.77       74.59          100
 5.01 -    6.00                   12            1,047,267.61        0.43         87,272.30         8.86       77.38        83.69
 6.01 -    7.00                   24            3,225,639.15        1.33        134,401.63         8.51       77.13        78.25
 7.01 -    8.00                   57            6,223,564.34        2.56        109,185.34         8.25       74.99        72.94
 8.01 -    9.00                  334           34,674,980.99       14.28        103,817.31         8.73       75.95        82.37
 9.01 -   10.00                  783           71,279,594.40       29.36         91,033.96         9.64       76.28        82.81
10.01 -   11.00                1,002           76,893,685.01       31.67         76,740.20        10.54       75.74        85.01
11.01 -   12.00                  576           37,062,246.51       15.26         64,344.18        11.52       73.33        81.62
12.01 -   13.00                  151            8,379,587.13        3.45         55,493.95        12.51       69.15         74.2
13.01 -   14.00                   39            1,966,489.35        0.81         50,422.80        13.44       61.83        66.04
14.01 -   15.00                   37            1,596,909.38        0.66         43,159.71        14.38       58.92        87.39
15.01 -   16.00                    1               46,793.39        0.02         46,793.39         15.1          65          100
                               -----          --------------       -----        ----------        -----       -----        -----
Total:                         3,020          242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====          ==============       =====        ==========        =====       =====        =====
Min:   4.000
Max:   15.100
Weighted Average: 10.122



--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3                                 ARM
--------------------------------------------------------------------------------------------------------------------------------
Next Rate                                        Outstanding        Pct.           Average         Wtd.        Wtd.         Pct.
Adjustment                                         Principal          of         Principal         Avg.        Avg.         Full
Date                           Count                 Balance       Total           Balance       Coupon        CLTV          Doc
-----------------              -----          --------------       -----        ----------       ------       -----        -----
1997-05                            6              666,319.56        0.27        111,053.26        10.07       77.98        71.47
1997-06                           45            3,680,976.26        1.52         81,799.47         9.94       77.24        81.21
1997-07                           72            5,683,836.40        2.34         78,942.17        10.03       77.65        85.73
1997-08                          392           31,878,314.32       13.13         81,322.23        10.33       75.73        79.63
1997-09                          419           30,189,928.25       12.43         72,052.33        10.05       73.81        85.04
1997-10                          495           38,590,987.28       15.89         77,961.59          9.8       74.78        81.39
1997-11                          199           16,443,796.84        6.77         82,632.14         9.65       75.39        79.99
1997-12                            8              695,650.00        0.29         86,956.25        10.06        79.9        92.99
1998-09                            1              126,375.42        0.05        126,375.42          8.9       84.95          100
1998-11                            4              199,206.32        0.08         49,801.58        11.39        75.1        93.98
1998-12                            7              343,041.33        0.14         49,005.90        10.44       70.82          100
1999-01                           24            1,830,770.10        0.75         76,282.09         11.1       80.71        90.75
1999-02                          110           10,084,825.92        4.15         91,680.24        10.42       76.61        82.84
1999-03                          219           18,018,894.73        7.42         82,278.06        10.32       73.05        81.35
1999-04                          429           35,286,858.69       14.53         82,253.75        10.37       74.75        81.97
1999-05                          392           30,845,204.51        12.7         78,686.75        10.32       74.92        83.49
1999-06                           37            2,021,800.00        0.83         54,643.24        11.32       74.66        92.71
1999-09                            1              123,918.97        0.05        123,918.97        11.13          90          100
1999-12                            3              389,364.30        0.16        129,788.10        10.21       73.71          100
2000-01                            5              430,133.94        0.18         86,026.79        12.48       74.86          100
2000-02                           15            1,118,679.59        0.46         74,578.64        11.22       76.58        87.21
2000-03                           44            4,642,456.33        1.91        105,510.37        10.45       77.81        92.23
2000-04                           51            4,780,653.04        1.97         93,738.29        10.62       76.61        82.73
2000-05                           42            4,731,825.00        1.95        112,662.50        10.46       77.19        81.82
                               -----          --------------       -----        ----------        -----       -----        -----
Total:                         3,020          242,803,817.10         100         80,398.61        10.19       75.11        82.58
                               =====          ==============       =====        ==========        =====       =====        =====
Min (in months):   1
Max:   35
Weighted Average: 13.06


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Average Life Sensitivities:  Priced to Maturity

--------------------------------------------------------------------------------

Fixed Prepay     PPM 0.00     PPM 50.00    PPM 75.00    PPM 100.00    PPM 125.00   PPM 135.00     PPM 150.00   PPM 200.00
ARM Prepay       CPR 0.00     CPR 15.00    CPR 20.00     CPR 25.00     CPR 30.00    CPR 35.00      CPR 40.00    CPR 50.00
-------------------------------------------------------------------------------------------------------------------------

Class A-1
Avg Life             4.83         0.86          0.67          0.57          0.50         0.48           0.45         0.38
Start Prin        7/15/97      7/15/97       7/15/97       7/15/97       7/15/97      7/15/97        7/15/97      7/15/97
End Prin          9/15/06     12/15/98       8/15/98       6/15/98       4/15/98      4/15/98        3/15/98      2/15/98
Window Mnths          111           18            14            12            10           10              9            8

Class A-2
Avg Life            12.52         2.29          1.67          1.35          1.15         1.09           1.01         0.84
Start Prin        9/15/06     12/15/98       8/15/98       6/15/98       4/15/98      4/15/98        3/15/98      2/15/98
End Prin          5/15/12      7/15/00       8/15/99       3/15/99      11/15/98     10/15/98        9/15/98      6/15/98
Window Mnths           69           20            13            10             8            7              7            5

Class A-3
Avg Life            14.93         4.66          3.23          2.49          2.04         1.91           1.74         1.36
Start Prin        5/15/12      7/15/00       8/15/99       3/15/99      11/15/98     10/15/98        9/15/98      6/15/98
End Prin          5/15/12      1/15/04      12/15/01      10/15/00       2/15/00     12/15/99        9/15/99      3/15/99
Window Mnths            1           43            29            20            16           15             13           10

Class A-4
Avg Life            14.93         7.98          5.19          3.88          3.04         2.77           2.50         1.90
Start Prin        5/15/12      1/15/04      12/15/01      10/15/00       2/15/00     12/15/99        9/15/99      3/15/99
End Prin          5/15/12     12/15/06       6/15/03      11/15/01      12/15/00      6/15/00        3/15/00      7/15/99
Window Mnths            1           36            19            14            11            7              7            5


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Average Life Sensitivities:  Priced to Maturity
--------------------------------------------------------------------------------

Fixed Prepay  PPM 0.00      PPM 50.00   PPM 75.00    PPM 100.00    PPM 125.00  PPM 135.00 PPM 150.00  PPM 200.00
ARM Prepay    CPR 0.00      CPR 15.00   CPR 20.00     CPR 25.00     CPR 30.00   CPR 35.00  CPR 40.00   CPR 50.00
----------------------------------------------------------------------------------------------------------------

Class A-5
Avg Life         15.19          11.12        7.22          5.17          4.05        3.70       3.14        2.24
Start Prin     5/15/12       12/15/06     6/15/03      11/15/01      12/15/00     6/15/00    3/15/00     7/15/99
End Prin       8/15/13        4/15/10     4/15/06       6/15/03       2/15/02     9/15/01    3/15/01    11/15/99
Window Mnths        16             41          35            20            15          16         13           5

Class A-6
Avg Life         16.92          13.81        9.72          6.62          5.04        4.60       4.06        2.54
Start Prin     8/15/13        4/15/10     4/15/06       6/15/03       2/15/02     9/15/01    3/15/01    11/15/99
End Prin       3/15/15        4/15/12     2/15/08      12/15/04      12/15/02     6/15/02   11/15/01     2/15/00
Window Mnths        20             25          23            19            11          10          9           4

Class A-7
Avg Life         23.08          14.92       12.81          9.69          7.10        6.26       5.27        3.02
Start Prin     3/15/15        4/15/12     2/15/08      12/15/04      12/15/02     6/15/02   11/15/01     2/15/00
End Prin       5/15/24        5/15/12     5/15/12       8/15/09       2/15/07     4/15/06    2/15/04     7/15/01
Window Mnths       111              2          52            57            51          47         28          18

Class A-8
Avg Life         28.38          18.38       15.72         14.24         12.27       11.42       9.98        5.02
Start Prin     5/15/24        5/15/12     5/15/12       8/15/09       2/15/07     4/15/06    2/15/04     7/15/01
End Prin       1/15/24        3/15/23    11/15/17       1/15/14       5/15/12     5/15/12   10/15/11     1/15/07
Window Mnths        33            131          67            54            64          74         93          77

Class A-9
Avg Life         12.09           8.07        7.32          6.83          6.51        6.41       6.31        6.24
Start Prin     7/15/00        7/15/00     7/15/00       7/15/00       8/15/00     9/15/00   10/15/00     4/15/01
End Prin       5/15/12        5/15/09     5/15/12       5/15/12       5/15/12     5/15/12    8/15/11     9/15/07
Window Mnths       143            143         143           143           142         141        131          78


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Average Life Sensitivities:  Priced to Maturity
--------------------------------------------------------------------------------

Fixed Prepay   PPM 0.00  PPM 50.00  PPM 75.00   PPM 100.00  PPM 125.00   PPM 135.00  PPM 150.00    PPM 200.00
ARM Prepay     CPR 0.00  CPR 15.00  CPR 20.00    CPR 25.00   CPR 30.00    CPR 35.00   CPR 40.00     CPR 50.00
-------------------------------------------------------------------------------------------------------------

Class M-1F
Avg Life          18.16      11.58        9.00       7.21        5.85          5.46        5.00          4.23
Start Prin      5/15/12    8/15/03    10/15/01   10/15/00     7/15/00       8/15/00     8/15/00      11/15/00
End Prin        5/15/26    8/15/16    12/15/12    5/15/12     8/15/10       8/15/09     5/15/08       5/15/05
Window Mnths        169        157         135        140         122           109          94            55

Class M-2F
Avg Life          17.92      11.41        8.92       6.96        5.62          5.23        4.77          3.89
Start Prin      5/15/12    8/15/03    10/15/00   10/15/00     7/15/00       7/15/00     7/15/00       7/15/00
End Prin        7/15/25   12/15/13     5/15/12    6/15/11    10/15/08      12/15/07    11/15/06       4/15/04
Window Mnths        159        125         128        129         100            90          77            46

Class B-1F
Avg Life          15.87      11.00        7.91       6.07        4.90          4.56        4.16          3.38
Start Prin      5/15/12    8/15/03    10/15/01   10/15/00     7/15/00       7/15/00     7/15/00       7/15/00
End Prin        6/15/18    5/15/12     3/15/09    7/15/06     9/15/04       3/15/04     6/15/03      11/15/01
Window Mnths         74        106          90         70          51            45          36            17


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
ARM Certificates
Average Life Sensitivities:  Priced to Maturity
--------------------------------------------------------------------------------

Fixed Prepay   PPM 0.00 PPM 50.00   PPM 75.00  PPM 100.00   PPM 125.00    PPM 135.00  PPM 150.00  PPM 200.00
ARM Prepay     CPR 0.00 CPR 15.00   CPR 20.00   CPR 25.00    CPR 30.00     CPR 35.00   CPR 40.00   CPR 50.00
------------------------------------------------------------------------------------------------------------

Class A-10
Avg Life          20.89       4.48       3.35       2.63         2.12           1.70        1.28        0.90
Start Prin      7/15/97    7/15/97    7/15/97    7/15/97      7/15/97        7/15/97     7/15/97     7/15/97
End Prin        4/15/27   10/15/23    4/15/19    2/15/15     12/15/11        7/15/09     9/15/07    10/15/99
Window Mnths        358        316        262        212          174            145         123          28

Class M-1A
Avg Life          28.04      10.97       8.23       6.47         5.37           4.94        5.33        2.86
Start Prin      4/15/23   12/15/02    7/15/01    8/15/00      9/15/00        1/15/01     5/15/01    10/15/99
End Prin        4/15/27    9/15/21   10/15/16   12/15/12      2/15/10        1/15/08     5/15/06     1/15/05
Window Mnths         49        226        184        149          114             85          61          64

Class M-2A
Avg Life          28.04      10.86       8.12       6.38         5.25           4.59        4.28        4.83
Start Prin      4/15/23   12/15/02    7/15/01    8/15/00      8/15/00        9/15/00    10/15/00     3/15/01
End Prin        3/15/27   10/15/19   11/15/14    4/15/11      9/15/08       11/15/06     6/15/05     5/15/04
Window Mnths         48        203        161        129           98             75          57          39

Class B-1A
Avg Life          27.97      10.21       7.60       5.96         4.88           4.22        3.81        3.50
Start Prin      4/15/23   12/15/02    7/15/01    8/15/00      7/15/00        7/15/00     7/15/00     7/15/00
End Prin        1/15/27    6/15/16   12/15/11   11/15/08     10/15/06        3/15/05     1/15/04     4/15/02
Window Mnths         46        163        126        100           76             57          43          22


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Average Life Sensitivities:  Priced to Call
--------------------------------------------------------------------------------

Fixed Prepay     PPM 0.00      PPM 50.00     PPM 75.00   PPM 100.00   PPM 125.00   PPM 135.00      PPM 150.00     PPM 200.00
ARM Prepay       CPR 0.00      CPR 15.00     CPR 20.00    CPR 25.00    CPR 30.00    CPR 35.00       CPR 40.00      CPR 50.00
----------------------------------------------------------------------------------------------------------------------------

Class A-1
Avg Life             4.83           0.86         0.67         0.57          0.50        0.48            0.45          0.38
Start Prin        7/15/97        7/15/97      7/15/97      7/15/97       7/15/97     7/15/97         7/15/97       7/15/97
End Prin          9/15/06       12/15/98      8/15/98      6/15/98       4/15/98     4/15/98         3/15/98       2/15/98
Window Mnths          111             18           14           12            10          10               9             8

Class A-2
Avg Life            12.52           2.29         1.67         1.35          1.15        1.09            1.01          0.84
Start Prin        9/15/06       12/15/98      8/15/98      6/15/98       4/15/98     4/15/98         3/15/98       2/15/98
End Prin          5/15/12        7/15/00      8/15/99      3/15/99      11/15/98    10/15/98         9/15/98       6/15/98
Window Mnths           69             20           13           10             8           7               7             5

Class A-3
Avg Life            14.93           4.66         3.23         2.49          2.04        1.91            1.74          1.36
Start Prin        5/15/12        8/15/99      7/15/00      3/15/99      11/15/98    10/15/98         9/15/98       6/15/98
End Prin          5/15/12        1/15/04     12/15/01     10/15/00       2/15/00    12/15/99         9/15/99       3/15/99
Window Mnths            1             43           29           20            16          15              13            10

Class A-4
Avg Life            14.93           7.98         5.19         3.88          3.04        2.77            2.50          1.90
Start Prin        5/15/12        1/15/04     12/15/01     10/15/00       2/15/00    12/15/99         9/15/99       3/15/99
End Prin          5/15/12       12/15/06      6/15/03     11/15/01      12/15/00     6/15/00         3/15/00       7/15/99
Window Mnths            1             36           19           14            11           7              11             5

Class A-5
Avg Life            15.19          11.12         7.22         5.17          4.05        3.70            3.14          2.24
Start Prin        5/15/12       12/15/06      6/15/03     11/15/01      12/15/00     6/15/00         3/15/00       7/15/99
End Prin          8/15/13        4/15/10      4/15/06      6/15/03       2/15/02     9/15/01         3/15/01      11/15/99
Window Mnths           16             41           35           20            15          16              13             5


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Average Life Sensitivities:  Priced to Call
--------------------------------------------------------------------------------

Fixed Prepay      PPM 0.00      PPM 50.00     PPM 75.00      PPM 100.00      PPM 125.00    PPM 135.00     PPM 150.00   PPM 200.00
ARM Prepay        CPR 0.00      CPR 15.00     CPR 20.00       CPR 25.00       CPR 30.00     CPR 35.00      CPR 40.00    CPR 50.00
---------------------------------------------------------------------------------------------------------------------------------
Class A-6
Avg Life             16.92          13.81          9.72            6.62            5.04          4.60           4.06         2.54
Start Prin         8/15/13        4/15/10       4/15/06         6/15/03         2/15/02       9/15/01        3/15/01     11/15/99
End Prin           3/15/15        4/15/12       2/15/08        12/15/04        12/15/02       6/15/02       11/15/01      2/15/00
Window Mnths            20             25            23              19              11            10              9            4

Class A-7
Avg Life             23.08          14.92         11.93            9.04            6.72          6.04           5.25         3.02
Start Prin         3/15/15        4/15/12       2/15/08        12/15/04        12/15/02       6/15/02       11/15/01      2/15/00
End Prin           5/15/24        5/15/12       9/15/09        12/15/06         1/15/05       5/15/04        8/15/03      7/15/01
Window Mnths           111              2            20              25              26            24             22           18

Class A-8
Avg Life             27.45          14.93         12.26            9.51            7.59          6.93           6.18         4.43
Start Prin         5/15/24        5/15/12       9/15/09        12/15/06         1/15/05       5/15/04        8/15/03      7/15/01
End Prin          12/15/24        5/15/12       9/15/09        12/15/06         1/15/05       5/15/04        8/15/03     12/15/01
Window Mnths             8              1             1               1               1             1              1            6

Class A-9
Avg Life             12.09           8.07          7.28            6.73            6.23          5.95           5.56         4.46
Start Prin         7/15/00        7/15/00       7/15/00         7/15/00         8/15/00       9/15/00       10/15/00      4/15/01
End Prin           5/15/12        5/15/12       9/15/09        12/15/06         1/15/05       5/15/04        8/15/03     12/15/01
Window Mnths           143            143           111              78              54            45             35            9

Class M-1F
Avg Life             18.08          11.38          8.53            6.56            5.29          4.92           4.51         3.88
Start Prin         5/15/12        8/15/03      10/15/01        10/15/00         7/15/00       8/15/00        8/15/00     11/15/00
End Prin          12/15/24        5/15/12       9/15/09        12/15/06         1/15/05       5/15/04        8/15/03     12/15/01
Window Mnths           152            106            96              75              55            46             37           14


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Average Life Sensitivities:  Priced to Call
--------------------------------------------------------------------------------

Fixed Prepay      PPM 0.00    PPM 50.00   PPM 75.00   PPM 100.00   PPM 125.00    PPM 135.00    PPM 150.00    PPM 200.00
ARM Prepay        CPR 0.00    CPR 15.00   CPR 20.00    CPR 25.00    CPR 30.00     CPR 35.00     CPR 40.00     CPR 50.00
-----------------------------------------------------------------------------------------------------------------------

Class M-2F
Avg Life             17.91        11.38        8.53         6.56         5.29          4.90          4.47          3.67
Start Prin         5/15/12      8/15/03    10/15/01     10/15/00      7/15/00       7/15/00       7/15/00       7/15/00
End Prin          12/15/24      5/15/12     9/15/09     12/15/06      1/15/05       5/15/04       8/15/03      12/15/01
Window Mnths           152          106          96           75           55            47            38            18

Class B-1F
Avg Life             15.87        11.00        7.91         6.07         4.90          4.56          4.16          3.38
Start Prin         5/15/12      8/15/03    10/15/01     10/15/00      7/15/00       7/15/00       7/15/00       7/15/00
End Prin           6/15/18      5/15/12     3/15/09      7/15/06      9/15/04       3/15/04       6/15/03      11/15/01
Window Mnths            74          106          90           70           51            45            36            17


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-3
ARM Certificates
Average Life Sensitivities:  Priced to Call
--------------------------------------------------------------------------------

Fixed Prepay       PPM 0.00      PPM 50.00   PPM 75.00       PPM 100.00      PPM 125.00     PPM 135.00     PPM 150.00    PPM 200.00
ARM Prepay         CPR 0.00      CPR 15.00   CPR 20.00        CPR 25.00       CPR 30.00      CPR 35.00      CPR 40.00     CPR 50.00
-----------------------------------------------------------------------------------------------------------------------------------

Class A-10
Avg Life              20.69           4.28        3.22             2.52            2.03           1.64           1.25          0.90
Start Prin          7/15/97        7/15/97     7/15/97          7/15/97         7/15/97        7/15/97        7/15/97       7/15/97
End Prin           12/15/24        5/15/12     9/15/09         12/15/04         1/15/06        8/15/03        8/15/03      10/15/99
Window Mnths            330            179         147              114              91             83             74            28

Class M-1A
Avg Life              27.23          10.18        7.75             6.06            5.01           4.73           5.14          2.75
Start Prin          4/15/23       12/15/02     7/15/01          8/15/00         9/15/00        1/15/01        5/15/01      10/15/99
End Prin           12/15/24        5/15/12     9/15/09         12/15/06         1/15/05        5/15/04        8/15/03      12/15/01
Window Mnths             21            114          99               77              53             41             28            27

Class M-2A
Avg Life              27.23          10.18        7.75             6.06            4.96           4.44           4.19          4.32
Start Prin          4/15/23       12/15/02     7/15/01          8/15/00         8/15/00        9/15/00       10/15/00       3/15/01
End Prin           12/15/24        5/15/12     9/15/09         12/15/06         1/15/05        5/15/04        8/15/03      12/15/01
Window Mnths             21            114          99               77              54             45             35            10

Class B-1A
Avg Life              27.23           9.98        7.53             5.89            4.81           4.20           3.80          3.50
Start Prin          4/15/23       12/15/02     7/15/01          8/15/00         7/15/00        7/15/00        7/15/00       7/15/00
End Prin           12/15/24        5/15/12     9/15/09         12/15/06         1/15/05        5/15/04        8/15/03      12/15/01
Window Mnths             21            114          99               77              55             47             38            18


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-1

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00

       6/15/97    100         100           100              100             100             100             100           100
       6/15/98     86         38            13                0               0               0               0             0
       6/15/99     78          0             0                0               0               0               0             0
       6/15/00     70          0             0                0               0               0               0             0
       6/15/01     61          0             0                0               0               0               0             0
       6/15/02     50          0             0                0               0               0               0             0
       6/15/03     39          0             0                0               0               0               0             0
       6/15/04     27          0             0                0               0               0               0             0
       6/15/05     16          0             0                0               0               0               0             0
       9/15/06     3           0             0                0               0               0               0             0
       6/15/07     0           0             0                0               0               0               0             0
       6/15/08     0           0             0                0               0               0               0             0
       6/15/09     0           0             0                0               0               0               0             0
       6/15/10     0           0             0                0               0               0               0             0
       6/15/11     0           0             0                0               0               0               0             0
       6/15/12     0           0             0                0               0               0               0             0
       6/15/13     0           0             0                0               0               0               0             0
       6/15/14     0           0             0                0               0               0               0             0
       6/15/15     0           0             0                0               0               0               0             0
       6/15/16     0           0             0                0               0               0               0             0
       6/15/17     0           0             0                0               0               0               0             0
       6/15/18     0           0             0                0               0               0               0             0
       6/15/19     0           0             0                0               0               0               0             0
       6/15/20     0           0             0                0               0               0               0             0
       6/15/21     0           0             0                0               0               0               0             0
       6/15/22     0           0             0                0               0               0               0             0
       6/15/23     0           0             0                0               0               0               0             0
       6/15/24     0           0             0                0               0               0               0             0
       6/15/25     0           0             0                0               0               0               0             0
       6/15/26     0           0             0                0               0               0               0             0
       6/15/27     0           0             0                0               0               0               0             0
Avg Life          4.83       0.86          0.67             0.57            0.5             0.48            0.45          0.38


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-2

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00

       6/15/97    100        100         100              100             100             100             100               100
       6/15/98    100        100         100               89              66              56              42                0
       6/15/99    100         65          14                0               0               0               0                0
       6/15/00    100          2           0                0               0               0               0                0
       6/15/01    100          0           0                0               0               0               0                0
       6/15/02    100          0           0                0               0               0               0                0
       6/15/03    100          0           0                0               0               0               0                0
       6/15/04    100          0           0                0               0               0               0                0
       6/15/05    100          0           0                0               0               0               0                0
       6/15/06    100          0           0                0               0               0               0                0
       6/15/07     91          0           0                0               0               0               0                0
       6/15/08     77          0           0                0               0               0               0                0
       6/15/09     61          0           0                0               0               0               0                0
       6/15/10     43          0           0                0               0               0               0                0
       6/15/11     23          0           0                0               0               0               0                0
       5/15/12     0           0           0                0               0               0               0                0
       6/15/12     0           0           0                0               0               0               0                0
       6/15/13     0           0           0                0               0               0               0                0
       6/15/14     0           0           0                0               0               0               0                0
       6/15/15     0           0           0                0               0               0               0                0
       6/15/16     0           0           0                0               0               0               0                0
       6/15/17     0           0           0                0               0               0               0                0
       6/15/18     0           0           0                0               0               0               0                0
       6/15/19     0           0           0                0               0               0               0                0
       6/15/20     0           0           0                0               0               0               0                0
       6/15/21     0           0           0                0               0               0               0                0
       6/15/22     0           0           0                0               0               0               0                0
       6/15/23     0           0           0                0               0               0               0                0
       6/15/24     0           0           0                0               0               0               0                0
       6/15/25     0           0           0                0               0               0               0                0
       6/15/26     0           0           0                0               0               0               0                0
       6/15/27     0           0           0                0               0               0               0                0
Avg Life         12.52       2.29        1.67             1.35            1.15            1.09            1.01             0.84



--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-3

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00

       6/15/97    100        100           100              100             100             100             100              100
       6/15/98    100        100           100              100             100             100             100               96
       6/15/99    100        100           100               78              48              36              20                0
       6/15/00    100        100            56               15               0               0               0                0
       6/15/01    100         67            14                0               0               0               0                0
       6/15/02    100         36             0                0               0               0               0                0
       6/15/03    100         10             0                0               0               0               0                0
       6/15/04    100          0             0                0               0               0               0                0
       6/15/05    100          0             0                0               0               0               0                0
       6/15/06    100          0             0                0               0               0               0                0
       6/15/07    100          0             0                0               0               0               0                0
       6/15/08    100          0             0                0               0               0               0                0
       6/15/09    100          0             0                0               0               0               0                0
       6/15/10    100          0             0                0               0               0               0                0
       6/15/11    100          0             0                0               0               0               0                0
       5/15/12     0           0             0                0               0               0               0                0
       6/15/12     0           0             0                0               0               0               0                0
       6/15/13     0           0             0                0               0               0               0                0
       6/15/14     0           0             0                0               0               0               0                0
       6/15/15     0           0             0                0               0               0               0                0
       6/15/16     0           0             0                0               0               0               0                0
       6/15/17     0           0             0                0               0               0               0                0
       6/15/18     0           0             0                0               0               0               0                0
       6/15/19     0           0             0                0               0               0               0                0
       6/15/20     0           0             0                0               0               0               0                0
       6/15/21     0           0             0                0               0               0               0                0
       6/15/22     0           0             0                0               0               0               0                0
       6/15/23     0           0             0                0               0               0               0                0
       6/15/24     0           0             0                0               0               0               0                0
       6/15/25     0           0             0                0               0               0               0                0
       6/15/26     0           0             0                0               0               0               0                0
       6/15/27     0           0             0                0               0               0               0                0
Avg Life         14.93       4.66         3.23             2.49            2.04            1.91            1.74             1.36


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-4

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
       6/15/97    100         100           100              100             100             100             100          100
       6/15/98    100         100           100              100             100             100             100          100
       6/15/99    100         100           100              100             100             100             100           4
       6/15/00    100         100           100              100             36               0               0            0
       6/15/01    100         100           100              34               0               0               0            0
       6/15/02    100         100           57                0               0               0               0            0
       6/15/03    100         100            0                0               0               0               0            0
       6/15/04    100         79             0                0               0               0               0            0
       6/15/05    100         47             0                0               0               0               0            0
       6/15/06    100         15             0                0               0               0               0            0
       6/15/07    100          0             0                0               0               0               0            0
       6/15/08    100          0             0                0               0               0               0            0
       6/15/09    100          0             0                0               0               0               0            0
       6/15/10    100          0             0                0               0               0               0            0
       6/15/11    100          0             0                0               0               0               0            0
       5/15/12     0           0             0                0               0               0               0            0
       6/15/12     0           0             0                0               0               0               0            0
       6/15/13     0           0             0                0               0               0               0            0
       6/15/14     0           0             0                0               0               0               0            0
       6/15/15     0           0             0                0               0               0               0            0
       6/15/16     0           0             0                0               0               0               0            0
       6/15/17     0           0             0                0               0               0               0            0
       6/15/18     0           0             0                0               0               0               0            0
       6/15/19     0           0             0                0               0               0               0            0
       6/15/20     0           0             0                0               0               0               0            0
       6/15/21     0           0             0                0               0               0               0            0
       6/15/22     0           0             0                0               0               0               0            0
       6/15/23     0           0             0                0               0               0               0            0
       6/15/24     0           0             0                0               0               0               0            0
       6/15/25     0           0             0                0               0               0               0            0
       6/15/26     0           0             0                0               0               0               0            0
       6/15/27     0           0             0                0               0               0               0            0
Avg Life         14.93       7.98          5.19             3.88            3.04            2.77             2.5         1.9



--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-5

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
       6/15/97    100         100            100           100             100             100             100              100
       6/15/98    100         100            100           100             100             100             100              100
       6/15/99    100         100            100           100             100             100             100              100
       6/15/00    100         100            100           100             100             96              38                0
       6/15/01    100         100            100           100             48              17               0                0
       6/15/02    100         100            100           55               0               0               0                0
       6/15/03    100         100            98             0               0               0               0                0
       6/15/04    100         100            49             0               0               0               0                0
       6/15/05    100         100            22             0               0               0               0                0
       6/15/06    100         100             0             0               0               0               0                0
       6/15/07    100         82              0             0               0               0               0                0
       6/15/08    100         51              0             0               0               0               0                0
       6/15/09    100         22              0             0               0               0               0                0
       6/15/10    100          0              0             0               0               0               0                0
       6/15/11    100          0              0             0               0               0               0                0
       6/15/12     37          0              0             0               0               0               0                0
       6/15/13     5           0              0             0               0               0               0                0
       8/15/13     0           0              0             0               0               0               0                0
       6/15/14     0           0              0             0               0               0               0                0
       6/15/15     0           0              0             0               0               0               0                0
       6/15/16     0           0              0             0               0               0               0                0
       6/15/17     0           0              0             0               0               0               0                0
       6/15/18     0           0              0             0               0               0               0                0
       6/15/19     0           0              0             0               0               0               0                0
       6/15/20     0           0              0             0               0               0               0                0
       6/15/21     0           0              0             0               0               0               0                0
       6/15/22     0           0              0             0               0               0               0                0
       6/15/23     0           0              0             0               0               0               0                0
       6/15/24     0           0              0             0               0               0               0                0
       6/15/25     0           0              0             0               0               0               0                0
       6/15/26     0           0              0             0               0               0               0                0
       6/15/27     0           0              0             0               0               0               0                0
Avg Life         15.19       11.12          7.22          5.17            4.05             3.7            3.14             2.24


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-6

Fixed Prepay     PPM 0.00   PPM 50.00   PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00   CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00


       6/15/97    100         100        100              100             100             100             100         100
       6/15/98    100         100        100              100             100             100             100         100
       6/15/99    100         100        100              100             100             100             100         100
       6/15/00    100         100        100              100             100             100             100          0
       6/15/01    100         100        100              100             100             100             50           0
       6/15/02    100         100        100              100             46               0               0           0
       6/15/03    100         100        100              97               0               0               0           0
       6/15/04    100         100        100              14               0               0               0           0
       6/15/05    100         100        100               0               0               0               0           0
       6/15/06    100         100        87                0               0               0               0           0
       6/15/07    100         100        31                0               0               0               0           0
       6/15/08    100         100         0                0               0               0               0           0
       6/15/09    100         100         0                0               0               0               0           0
       6/15/10    100         88          0                0               0               0               0           0
       6/15/11    100         37          0                0               0               0               0           0
       6/15/12    100          0          0                0               0               0               0           0
       6/15/13    100          0          0                0               0               0               0           0
       6/15/14     41          0          0                0               0               0               0           0
       3/15/15     0           0          0                0               0               0               0           0
       6/15/15     0           0          0                0               0               0               0           0
       6/15/16     0           0          0                0               0               0               0           0
       6/15/17     0           0          0                0               0               0               0           0
       6/15/18     0           0          0                0               0               0               0           0
       6/15/19     0           0          0                0               0               0               0           0
       6/15/20     0           0          0                0               0               0               0           0
       6/15/21     0           0          0                0               0               0               0           0
       6/15/22     0           0          0                0               0               0               0           0
       6/15/23     0           0          0                0               0               0               0           0
       6/15/24     0           0          0                0               0               0               0           0
       6/15/25     0           0          0                0               0               0               0           0
       6/15/26     0           0          0                0               0               0               0           0
       6/15/27     0           0          0                0               0               0               0           0
Avg Life         16.92       13.81      9.72             6.62            5.04             4.6            4.06        2.54


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-7

Fixed Prepay     PPM 0.00   PPM 50.00    PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00    CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
       6/15/97    100         100        100            100             100             100             100              100
       6/15/98    100         100        100            100             100             100             100              100
       6/15/99    100         100        100            100             100             100             100              100
       6/15/00    100         100        100            100             100             100             100              15
       6/15/01    100         100        100            100             100             100             100               2
       6/15/02    100         100        100            100             100             95              55                0
       6/15/03    100         100        100            100             73              47              15                0
       6/15/04    100         100        100            100             38              17               0                0
       6/15/05    100         100        100            88              28              11               0                0
       6/15/06    100         100        100            63              11               0               0                0
       6/15/07    100         100        100            40               0               0               0                0
       6/15/08    100         100        89             19               0               0               0                0
       6/15/09    100         100        65              2               0               0               0                0
       6/15/10    100         100        43              0               0               0               0                0
       6/15/11    100         100        24              0               0               0               0                0
       6/15/12    100          0          0              0               0               0               0                0
       6/15/13    100          0          0              0               0               0               0                0
       6/15/14    100          0          0              0               0               0               0                0
       6/15/15     98          0          0              0               0               0               0                0
       6/15/16     91          0          0              0               0               0               0                0
       6/15/17     84          0          0              0               0               0               0                0
       6/15/18     75          0          0              0               0               0               0                0
       6/15/19     65          0          0              0               0               0               0                0
       6/15/20     54          0          0              0               0               0               0                0
       6/15/21     42          0          0              0               0               0               0                0
       6/15/22     29          0          0              0               0               0               0                0
       6/15/23     14          0          0              0               0               0               0                0
       5/15/24     0           0          0              0               0               0               0                0
       6/15/24     0           0          0              0               0               0               0                0
       6/15/25     0           0          0              0               0               0               0                0
       6/15/26     0           0          0              0               0               0               0                0
       6/15/27     0           0          0              0               0               0               0                0
Avg Life         23.08       14.92      12.81           9.69             7.1            6.26            5.27             3.02


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-8

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
       6/15/97    100         100           100              100             100             100             100            100
       6/15/98    100         100           100              100             100             100             100            100
       6/15/99    100         100           100              100             100             100             100            100
       6/15/00    100         100           100              100             100             100             100            100
       6/15/01    100         100           100              100             100             100             100            100
       6/15/02    100         100           100              100             100             100             100            28
       6/15/03    100         100           100              100             100             100             100             7
       6/15/04    100         100           100              100             100             100             86              4
       6/15/05    100         100           100              100             100             100             82              4
       6/15/06    100         100           100              100             100             94              65              4
       6/15/07    100         100           100              100             90              70              47              3
       6/15/08    100         100           100              100             67              51              32              0
       6/15/09    100         100           100              100             49              36              18              0
       6/15/10    100         100           100              80              36              22               8              0
       6/15/11    100         100           100              62              23              12               1              0
       6/15/12    100         92            40               10               0               0               0              0
       6/15/13    100         71            27                3               0               0               0              0
       6/15/14    100         53            15                0               0               0               0              0
       6/15/15    100         41             8                0               0               0               0              0
       6/15/16    100         36             4                0               0               0               0              0
       6/15/17    100         29             1                0               0               0               0              0
       6/15/18    100         22             0                0               0               0               0              0
       6/15/19    100         17             0                0               0               0               0              0
       6/15/20    100         12             0                0               0               0               0              0
       6/15/21    100          7             0                0               0               0               0              0
       6/15/22    100          3             0                0               0               0               0              0
       6/15/23    100          0             0                0               0               0               0              0
       6/15/24     95          0             0                0               0               0               0              0
       6/15/25     64          0             0                0               0               0               0              0
       6/15/26     27          0             0                0               0               0               0              0
       1/15/27     0           0             0                0               0               0               0              0
       6/15/27     0           0             0                0               0               0               0              0
Avg Life         28.38       18.38         15.72            14.24           12.27           11.42           9.98           5.02


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche A-9
Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
       6/15/97    100         100          100              100             100             100             100              100
       6/15/98    100         100          100              100             100             100             100              100
       6/15/99    100         100          100              100             100             100             100              100
       6/15/00    100         100          100              100             100             100             100              100
       6/15/01     99         94           90               89              89              89              89               95
       6/15/02     98         87           83               80              78              77              76               75
       6/15/03     97         77           72               66              61              59              56               50
       6/15/04     95         67           60               52              45              42              39               29
       6/15/05     87         46           34               24              17              15              13               16
       6/15/06     79         31           19               11               7               5               4                5
       6/15/07     72         20           11                5               2               2               1                0
       6/15/08     65         14            6                2               1               1               0                0
       6/15/09     57          9            3                1               0               0               0                0
       6/15/10     49          6            2                0               0               0               0                0
       6/15/11     42          4            1                0               0               0               0                0
       5/15/12     0           0            0                0               0               0               0                0
       6/15/12     0           0            0                0               0               0               0                0
       6/15/13     0           0            0                0               0               0               0                0
       6/15/14     0           0            0                0               0               0               0                0
       6/15/15     0           0            0                0               0               0               0                0
       6/15/16     0           0            0                0               0               0               0                0
       6/15/17     0           0            0                0               0               0               0                0
       6/15/18     0           0            0                0               0               0               0                0
       6/15/19     0           0            0                0               0               0               0                0
       6/15/20     0           0            0                0               0               0               0                0
       6/15/21     0           0            0                0               0               0               0                0
       6/15/22     0           0            0                0               0               0               0                0
       6/15/23     0           0            0                0               0               0               0                0
       6/15/24     0           0            0                0               0               0               0                0
       6/15/25     0           0            0                0               0               0               0                0
       6/15/26     0           0            0                0               0               0               0                0
       6/15/27     0           0            0                0               0               0               0                0
Avg Life         12.09       8.07         7.32              6.83            6.51            6.41            6.31             6.24


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche M-1F

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
        6/15/97    100         100           100             100             100             100              100           100
        6/15/98    100         100           100             100             100             100              100           100
        6/15/99    100         100           100             100             100             100              100           100
        6/15/00    100         100           100             100             100             100              100           100
        6/15/01    100         100           100             85               67              61              52            30
        6/15/02    100         100           88              67               49              44              36            18
        6/15/03    100         100           74              52               36              31              25            10
        6/15/04    100         90            61              41               27              22              17             5
        6/15/05    100         79            51              32               20              16              12             0
        6/15/06    100         69            42              25               14              11               8             0
        6/15/07    100         61            35              19               10              8                3             0
        6/15/08    100         53            29              15               8               4                0             0
        6/15/09    100         46            24              12               4               0                0             0
        6/15/10    100         40            19               9               0               0                0             0
        6/15/11    100         34            16               7               0               0                0             0
        6/15/12     47         10             1               0               0               0                0             0
        6/15/13     41          8             0               0               0               0                0             0
        6/15/14     34          5             0               0               0               0                0             0
        6/15/15     29          2             0               0               0               0                0             0
        6/15/16     28          0             0               0               0               0                0             0
        6/15/17     27          0             0               0               0               0                0             0
        6/15/18     25          0             0               0               0               0                0             0
        6/15/19     23          0             0               0               0               0                0             0
        6/15/20     21          0             0               0               0               0                0             0
        6/15/21     19          0             0               0               0               0                0             0
        6/15/22     16          0             0               0               0               0                0             0
        6/15/23     14          0             0               0               0               0                0             0
        6/15/24     11          0             0               0               0               0                0             0
        6/15/25     7           0             0               0               0               0                0             0
        5/15/26     0           0             0               0               0               0                0             0
        6/15/26     0           0             0               0               0               0                0             0
        6/15/27     0           0             0               0               0               0                0             0
Avg Life          18.16       11.58           9             7.21             5.85            5.46              5           4.23


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche M-2F

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00


        6/15/97     100         100          100         100             100             100             100             100
        6/15/98     100         100          100         100             100             100             100             100
        6/15/99     100         100          100         100             100             100             100             100
        6/15/00     100         100          100         100             100             100             100             100
        6/15/01     100         100          100         85              67              61              52              30
        6/15/02     100         100          88          67              49              44              36              15
        6/15/03     100         100          74          52              36              31              25               5
        6/15/04     100         90           61          41              27              21              14               0
        6/15/05     100         79           51          32              18              13               7               0
        6/15/06     100         69           42          25              10               6               1               0
        6/15/07     100         61           35          17               5               2               0               0
        6/15/08     100         53           29          11               1               0               0               0
        6/15/09     100         46           23           7               0               0               0               0
        6/15/10     100         40           17           3               0               0               0               0
        6/15/11     100         34           12           0               0               0               0               0
        6/15/12     47           4            0           0               0               0               0               0
        6/15/13     41           1            0           0               0               0               0               0
        6/15/14     34           0            0           0               0               0               0               0
        6/15/15     29           0            0           0               0               0               0               0
        6/15/16     28           0            0           0               0               0               0               0
        6/15/17     27           0            0           0               0               0               0               0
        6/15/18     25           0            0           0               0               0               0               0
        6/15/19     22           0            0           0               0               0               0               0
        6/15/20     20           0            0           0               0               0               0               0
        6/15/21     17           0            0           0               0               0               0               0
        6/15/22     13           0            0           0               0               0               0               0
        6/15/23      9           0            0           0               0               0               0               0
        6/15/24      5           0            0           0               0               0               0               0
        6/15/25      0           0            0           0               0               0               0               0
        7/15/25      0           0            0           0               0               0               0               0
        6/15/26      0           0            0           0               0               0               0               0
        6/15/27      0           0            0           0               0               0               0               0
Avg Life           17.92       11.41        8.92        6.96            5.62            5.23            4.77            3.89


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Fixed Rate Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------

Tranche B-1F

Fixed Prepay     PPM 0.00   PPM 50.00    PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00    CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00

        6/15/97    100       100           100             100             100             100             100             100
        6/15/98    100       100           100             100             100             100             100             100
        6/15/99    100       100           100             100             100             100             100             100
        6/15/00    100       100           100             100             100             100             100             100
        6/15/01    100       100           100             85               67              61             52              10
        6/15/02    100       100           88              67               49              37             22               0
        6/15/03    100       100           74              52               23              13              0               0
        6/15/04    100       90            61              32               4               0               0               0
        6/15/05    100       79            51              14               0               0               0               0
        6/15/06    100       69            34               0               0               0               0               0
        6/15/07    100       61            20               0               0               0               0               0
        6/15/08    100       53             8               0               0               0               0               0
        6/15/09    100       42             0               0               0               0               0               0
        6/15/10    100       30             0               0               0               0               0               0
        6/15/11    100       18             0               0               0               0               0               0
        6/15/12     45        0             0               0               0               0               0               0
        6/15/13     32        0             0               0               0               0               0               0
        6/15/14     18        0             0               0               0               0               0               0
        6/15/15     9         0             0               0               0               0               0               0
        6/15/16     6         0             0               0               0               0               0               0
        6/15/17     3         0             0               0               0               0               0               0
        6/15/18     0         0             0               0               0               0               0               0
        6/15/19     0         0             0               0               0               0               0               0
        6/15/20     0         0             0               0               0               0               0               0
        6/15/21     0         0             0               0               0               0               0               0
        6/15/22     0         0             0               0               0               0               0               0
        6/15/23     0         0             0               0               0               0               0               0
        6/15/24     0         0             0               0               0               0               0               0
        6/15/25     0         0             0               0               0               0               0               0
        6/15/26     0         0             0               0               0               0               0               0
        6/15/27     0         0             0               0               0               0               0               0
Avg Life          15.87      11           7.91            6.07             4.9             4.56           4.16            3.38


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
ARM Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------


Tranche A-10

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00

        6/15/97    100         100       100             100             100             100              100             100
        6/15/98     98         80        74              67               61              55              49              37
        6/15/99     98         64        54              44               35              27              19               6
        6/15/00     97         50        38              27               17              9                2               0
        6/15/01     96         39        25              19               15              9                2               0
        6/15/02     96         29        20              14               10              7                2               0
        6/15/03     95         23        16              11               7               5                2               0
        6/15/04     94         19        12               8               5               3                2               0
        6/15/05     93         16        10               6               3               2                1               0
        6/15/06     92         14         8               4               2               1                1               0
        6/15/07     91         11         6               3               2               1                0               0
        6/15/08     89         10         5               2               1               0                0               0
        6/15/09     88          8         4               2               1               0                0               0
        6/15/10     86          7         3               1               0               0                0               0
        6/15/11     84          6         2               1               0               0                0               0
        6/15/12     82          5         2               1               0               0                0               0
        6/15/13     79          4         1               0               0               0                0               0
        6/15/14     76          3         1               0               0               0                0               0
        6/15/15     73          3         1               0               0               0                0               0
        6/15/16     69          2         1               0               0               0                0               0
        6/15/17     64          2         0               0               0               0                0               0
        6/15/18     59          1         0               0               0               0                0               0
        6/15/19     54          1         0               0               0               0                0               0
        6/15/20     48          1         0               0               0               0                0               0
        6/15/21     40          1         0               0               0               0                0               0
        6/15/22     32          0         0               0               0               0                0               0
        6/15/23     24          0         0               0               0               0                0               0
        6/15/24     19          0         0               0               0               0                0               0
        6/15/25     13          0         0               0               0               0                0               0
        6/15/26     6           0         0               0               0               0                0               0
        4/15/27     0           0         0               0               0               0                0               0
        6/15/27     0           0         0               0               0               0                0               0
Avg Life          20.89      4.48      3.35            2.63             2.12            1.7             1.28             0.9


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
ARM Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------



Tranche M-1A

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
         6/15/97     100        100          100             100            100             100             100             100
         6/15/98     100        100          100             100            100             100             100             100
         6/15/99     100        100          100             100            100             100             100             100
         6/15/00     100        100          100             100            100             100             100              4
         6/15/01     100        100          100             78              59              65              95              4
         6/15/02     100        100          80              58              41              28              50              4
         6/15/03     100         91          64              43              29              18              23              4
         6/15/04     100         77          50              32              20              12              7               3
         6/15/05     100         65          40              24              14              8               4               0
         6/15/06     100         55          32              18              10              5               0               0
         6/15/07     100         46          25              13              7               2               0               0
         6/15/08     100         39          20              10              5               0               0               0
         6/15/09     100         32          16               7              2               0               0               0
         6/15/10     100         27          12               5              0               0               0               0
         6/15/11     100         23          10               4              0               0               0               0
         6/15/12     100         19           8               1              0               0               0               0
         6/15/13     100         16           6               0              0               0               0               0
         6/15/14     100         13           5               0              0               0               0               0
         6/15/15     100         11           3               0              0               0               0               0
         6/15/16     100         9            1               0              0               0               0               0
         6/15/17     100         7            0               0              0               0               0               0
         6/15/18     100         6            0               0              0               0               0               0
         6/15/19     100         4            0               0              0               0               0               0
         6/15/20     100         2            0               0              0               0               0               0
         6/15/21     100         0            0               0              0               0               0               0
         6/15/22     100         0            0               0              0               0               0               0
         6/15/23     97          0            0               0              0               0               0               0
         6/15/24     76          0            0               0              0               0               0               0
         6/15/25     52          0            0               0              0               0               0               0
         6/15/26     25          0            0               0              0               0               0               0
         4/15/27      0          0            0               0              0               0               0               0
         6/15/27      0          0            0               0              0               0               0               0
Avg Life            28.04      10.97        8.23            6.47            5.37            4.94            5.33           2.86


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
ARM Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------


Tranche M-2A

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
         6/15/97     100        100        100             100            100             100             100             100
         6/15/98     100        100        100             100            100             100             100             100
         6/15/99     100        100        100             100            100             100             100             100
         6/15/00     100        100        100             100            100             100             100             100
         6/15/01     100        100        100             78              59              44              32             79
         6/15/02     100        100        80              58              41              28              19             36
         6/15/03     100         91        64              43              29              18              11             11
         6/15/04     100         77        50              32              20              12              5               0
         6/15/05     100         65        40              24              14              7               0               0
         6/15/06     100         55        32              18              10              1               0               0
         6/15/07     100         46        25              13              5               0               0               0
         6/15/08     100         39        20              10              1               0               0               0
         6/15/09     100         32        16               6              0               0               0               0
         6/15/10     100         27        12               2              0               0               0               0
         6/15/11     100         23        10               0              0               0               0               0
         6/15/12     100         19         7               0              0               0               0               0
         6/15/13     100         16         3               0              0               0               0               0
         6/15/14     100         13         1               0              0               0               0               0
         6/15/15     100         11         0               0              0               0               0               0
         6/15/16     100         9          0               0              0               0               0               0
         6/15/17     100         5          0               0              0               0               0               0
         6/15/18     100         3          3               0              0               0               0               0
         6/15/19     100         1          0               0              0               0               0               0
         6/15/20     100         0          0               0              0               0               0               0
         6/15/21     100         0          0               0              0               0               0               0
         6/15/22     100         0          0               0              0               0               0               0
         6/15/23     97          0          0               0              0               0               0               0
         6/15/24     76          0          0               0              0               0               0               0
         6/15/25     52          0          0               0              0               0               0               0
         6/15/26     25          0          0               0              0               0               0               0
         3/15/27      0          0          0               0              0               0               0               0
         6/15/27      0          0          0               0              0               0               0               0
Avg Life            28.04      10.86      8.12            6.38            5.25            4.59            4.28           4.83


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
ARM Certificates
Decrement Tables:  Priced to Maturity
--------------------------------------------------------------------------------


Tranche B-1A

Fixed Prepay     PPM 0.00   PPM 50.00     PPM 75.00    PPM 100.00      PPM 125.00      PPM 135.00      PPM 150.00    PPM 200.00
ARM Prepay       CPR 0.00   CPR 15.00     CPR 20.00     CPR 25.00       CPR 30.00       CPR 35.00       CPR 40.00     CPR 50.00
         6/15/97     100        100         100             100            100             100             100             100
         6/15/98     100        100         100             100            100             100             100             100
         6/15/99     100        100         100             100            100             100             100             100
         6/15/00     100        100         100             100            100             100             100             100
         6/15/01     100        100         100             78              59              42              28               8
         6/15/02     100        100         80              58              39              24              12               0
         6/15/03     100         91         64              42              24              12               3               0
         6/15/04     100         77         50              28              13               4               0               0
         6/15/05     100         65         38              18               6               0               0               0
         6/15/06     100         55         28              11               1               0               0               0
         6/15/07     100         45         20               5               0               0               0               0
         6/15/08     100         36         13               1               0               0               0               0
         6/15/09     100         29          8               0               0               0               0               0
         6/15/10     100         22          4               0               0               0               0               0
         6/15/11     100         17          1               0               0               0               0               0
         6/15/12     100         12          0               0               0               0               0               0
         6/15/13     100         8           0               0               0               0               0               0
         6/15/14     100         5           0               0               0               0               0               0
         6/15/15     100         2           0               0               0               0               0               0
         6/15/16     100         0           0               0               0               0               0               0
         6/15/17     100         0           0               0               0               0               0               0
         6/15/18     100         0           0               0               0               0               0               0
         6/15/19     100         0           0               0               0               0               0               0
         6/15/20     100         0           0               0               0               0               0               0
         6/15/21     100         0           0               0               0               0               0               0
         6/15/22     100         0           0               0               0               0               0               0
         6/15/23     97          0           0               0               0               0               0               0
         6/15/24     76          0           0               0               0               0               0               0
         6/15/25     52          0           0               0               0               0               0               0
         6/15/26     20          0           0               0               0               0               0               0
         1/15/27      0          0           0               0               0               0               0               0
         6/15/27      0          0           0               0               0               0               0               0
Avg Life           27.97      10.21        7.6            5.96            4.88            4.22            3.81             3.5


--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Available Funds Cap
30% CPR (ARMs prepayment speed), 125% PPM (Fixed rate prepayment speed)
--------------------------------------------------------------------------------

   Period        Date            Coupon
         1           7/15/97         9.18090
         2           8/15/97         9.21156
         3           9/15/97         9.27308
         4          10/15/97         9.44852
         5          11/15/97         9.60995
         6          12/15/97         9.70739
         7           1/15/98         9.71026
         8           2/15/98         9.74092
         9           3/15/98         9.80191
        10           4/15/98         9.97741
        11           5/15/98         10.1379
        12           6/15/98        10.23536
        13           7/15/98        10.23828
        14           8/15/98        10.26899
        15           9/15/98        10.33005
        16          10/15/98        10.50568
        17          11/15/98        10.66627
        18          12/15/98        10.76382
        19           1/15/99        10.76681
        20           2/15/99        10.79762
        21           3/15/99        10.85879
        22           4/15/99        11.03462
        23           5/15/99        12.40522
        24           6/15/99        12.50273
        25           7/15/99        12.50565
        26           8/15/99        12.53640
        27           9/15/99        12.59751
        28          10/15/99        12.77331
        29          11/15/99        13.37436
        30          12/15/99        13.47190
        31           1/15/00        13.47485
        32           2/15/00        13.50563

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Available Funds Cap
30% CPR (ARMs prepayment speed), 125% PPM (Fixed rate prepayment speed)
--------------------------------------------------------------------------------

  Period         Date            Coupon
        33           3/15/00        13.56679
        34           4/15/00        13.74267
        35           5/15/00        14.56199
        36           6/15/00        14.65948
        37           7/15/00        14.66236
        38           8/15/00        14.66984
        39           9/15/00        14.68066
        40          10/15/00        14.70752
        41          11/15/00        15.25165
        42          12/15/00        15.28301
        43           1/15/01        15.28302
        44           2/15/01        15.28303
        45           3/15/01        15.28304
        46           4/15/01        15.28305
        47           5/15/01        15.38542
        48           6/15/01        15.38542
        49           7/15/01        15.38543
        50           8/15/01        15.38543
        51           9/15/01        15.38543
        52          10/15/01        15.38544
        53          11/15/01        15.43630
        54          12/15/01        15.43631
        55           1/15/02        15.43631
        56           2/15/02        15.43631
        57           3/15/02        15.43632
        58           4/15/02        15.43632
        59           5/15/02        15.43633
        60           6/15/02        15.43633
        61           7/15/02        15.43633
        62           8/15/02        15.43634
        63           9/15/02        15.43634

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Available Funds Cap
30% CPR (ARMs prepayment speed), 125% PPM (Fixed rate prepayment speed)
--------------------------------------------------------------------------------

  Period         Date            Coupon
        64          10/15/02        15.43634
        65          11/15/02        15.43635
        66          12/15/02        15.43635
        67           1/15/03        15.43636
        68           2/15/03        15.43636
        69           3/15/03        15.43637
        70           4/15/03        15.43637
        71           5/15/03        15.43637
        72           6/15/03        15.43638
        73           7/15/03        15.43638
        74           8/15/03        15.43639
        75           9/15/03        15.43639
        76          10/15/03        15.43640
        77          11/15/03        15.43640
        78          12/15/03        15.43640
        79           1/15/04        15.43641
        80           2/15/04        15.43641
        81           3/15/04        15.43642
        82           4/15/04        15.43642
        83           5/15/04        15.43643
        84           6/15/04        15.43643
        85           7/15/04        15.43644
        86           8/15/04        15.43644
        87           9/15/04        15.43645
        88          10/15/04        15.43645
        89          11/15/04        15.43646
        90          12/15/04        15.43646
        91           1/15/05        15.43647
        92           2/15/05        15.43647
        93           3/15/05        15.43648
        94           4/15/05        15.43648

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Available Funds Cap
30% CPR (ARMs prepayment speed), 125% PPM (Fixed rate prepayment speed)
--------------------------------------------------------------------------------

  Period         Date            Coupon
        95           5/15/05        15.43649
        96           6/15/05        15.43650
        97           7/15/05        15.43650
        98           8/15/05        15.43651
        99           9/15/05        15.43651
       100          10/15/05        15.43652
       101          11/15/05        15.43652
       102          12/15/05        15.43653
       103           1/15/06        15.43654
       104           2/15/06        15.43654
       105           3/15/06        15.43655
       106           4/15/06        15.43655
       107           5/15/06        15.43656
       108           6/15/06        15.43657
       109           7/15/06        15.43657
       110           8/15/06        15.43658
       111           9/15/06        15.43659
       112          10/15/06        15.43659
       113          11/15/06        15.43660
       114          12/15/06        15.43661
       115           1/15/07        15.43661
       116           2/15/07        15.43662
       117           3/15/07        15.43663
       118           4/15/07        15.43663
       119           5/15/07        15.43664
       120           6/15/07        15.43665
       121           7/15/07        15.43665
       122           8/15/07        15.43666
       123           9/15/07        15.43667
       124          10/15/07        15.43668
       125          11/15/07        15.43668

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Available Funds Cap
30% CPR (ARMs prepayment speed), 125% PPM (Fixed rate prepayment speed)
--------------------------------------------------------------------------------

  Period         Date            Coupon
       126          12/15/07        15.43669
       127           1/15/08        15.43670
       128           2/15/08        15.43671
       129           3/15/08        15.43671
       130           4/15/08        15.43672
       131           5/15/08        15.43673
       132           6/15/08        15.43674
       133           7/15/08        15.43675
       134           8/15/08        15.43675
       135           9/15/08        15.43676
       136          10/15/08        15.43677
       137          11/15/08        15.43678
       138          12/15/08        15.43679
       139           1/15/09        15.43680
       140           2/15/09        15.43681
       141           3/15/09        15.43681
       142           4/15/09        15.43682
       143           5/15/09        15.43683
       144           6/15/09        15.43684
       145           7/15/09        15.43685
       146           8/15/09        15.43686
       147           9/15/09        15.43687
       148          10/15/09        15.43688
       149          11/15/09        15.43689
       150          12/15/09        15.43690
       151           1/15/10        15.43691
       152           2/15/10        15.43692
       153           3/15/10        15.43693
       154           4/15/10        15.43694
       155           5/15/10        15.43695
       156           6/15/10        15.43696

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

ContiMortgage Home Equity Loan Trust 1997-3
Available Funds Cap
30% CPR (ARMs prepayment speed), 125% PPM (Fixed rate prepayment speed)
--------------------------------------------------------------------------------

  Period         Date            Coupon
       157           7/15/10        15.43697
       158           8/15/10        15.43698
       159           9/15/10        15.43699
       160          10/15/10        15.43700
       161          11/15/10        15.43701
       162          12/15/10        15.43702
       163           1/15/11        15.43703
       164           2/15/11        15.43705
       165           3/15/11        15.43706
       166           4/15/11        15.43707
       167           5/15/11        15.43708
       168           6/15/11        15.43709
       169           7/15/11        15.43710
       170           8/15/11        15.43712
       171           9/15/11        15.43713
       172          10/15/11        15.43714
       173          11/15/11        15.43715
       174          12/15/11        15.43717
       175           1/15/12        15.43718
       176           2/15/12        15.43719

--------------------------------------------------------------------------------
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co., Inc.

                                                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------